UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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TENAX THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
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TENAX THERAPEUTICS, INC.
ONE Copley Parkway, Suite 490
Morrisville, North Carolina 27560

August 17, 2015

Dear Stockholders:

It is my pleasure to invite you to the Annual Meeting of Stockholders of Tenax Therapeutics, Inc., to be held on September 15, 2015, at 9:00 a.m. at the offices of Tenax Therapeutics, Inc. located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina, 27560. This booklet includes the Notice of Annual Meeting of Stockholders and Proxy Statement. The Proxy Statement provides information about the business we will conduct at the meeting. We hope you will be able to attend the meeting, where you can vote in person.

 The matters to be acted upon at the meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend the Annual Meeting personally, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. We need more than half of our outstanding common shares to be represented at the Annual Meeting to establish a quorum. Every vote counts! Accordingly, we urge you to complete the enclosed proxy and return it to our vote tabulators promptly in the envelope provided. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time. You may also elect to vote your shares by telephone or electronically via the Internet. With respect to shares held through a broker, bank or nominee, please follow the separate instructions from your broker, bank or nominee on how to vote your shares.

Sincerely,

/s/ John P. Kelley
John P. Kelley
Chief Executive Officer

YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THE ENCLOSED PROXY, VOTE YOUR SHARES BY TELEPHONE OR INTERNET, OR ATTEND THE ANNUAL MEETING IN PERSON.

TENAX THERAPEUTICS, INC.
ONE Copley Parkway, Suite 490
Morrisville, North Carolina 27560

Notice of Annual Meeting of Stockholders
To Be Held on September 15, 2015

To the Stockholders:

The stockholders of Tenax Therapeutics, Inc. will hold an annual meeting (the “Annual Meeting”) on September 15, 2015, at 9:00 a.m. at the offices of Tenax Therapeutics, Inc. located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina, 27560.

The purpose of the meeting is to propose and act upon the following matters:

1.
the election of the seven director nominees described in the Proxy Statement to serve as directors until the sooner of the 2016 Annual Meeting of Stockholders or the election and qualification of their successors;

2.	to approve Amendment No. 3 to our 1999 Amended Stock Plan to increase the number of shares authorized for issuance thereunder;

3.	the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2016; and

4.	the advisory (nonbinding) approval of named executive officer compensation.

At the Annual Meeting we may transact such other business as may properly come before the meeting.

The above matters are described in the Proxy Statement accompanying this notice.

The Board has fixed the close of business on August 5, 2015 as the record date for determining those stockholders who will be entitled to notice of and to vote at the Annual Meeting. Representation of at least a majority in voting interest of our common stock, either in person or by proxy, is required to constitute a quorum for purposes of voting on the proposals set forth above.

It is important that your shares be represented at the Annual Meeting to establish a quorum.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted at the Annual Meeting.

Your vote is important, and we appreciate your cooperation in considering and acting on the matters presented.

By order of the Board of Directors,

/s/ Nancy J. Hecox
Nancy J. Hecox, Corporate Secretary

August 17, 2015

TENAX THERAPEUTICS, INC.

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials
For the Stockholder Meeting to be held on September 15, 2015

The Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy, and 2015 Annual Report to Stockholders are available at www.proxyvote.com

The board of directors (the “Board of Directors” or the “Board”) of Tenax Therapeutics, Inc. is asking for your proxy for use at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments of the meeting. The meeting will be held at the offices of Tenax Therapeutics, Inc. located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina, 27560 on September 15, 2015, at 9:00 a.m. local time, to elect the seven director nominees described in this Proxy Statement, to approve Amendment No. 3 to our 1999 Amended Stock Plan to increase the number of shares authorized for issuance thereunder, to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm, to solicit advisory (nonbinding) approval of named executive officer compensation and to conduct such other business as may be properly brought before the meeting.

The Board of Directors recommends that you vote “FOR” the election of the director nominees listed in this proxy statement, “FOR” the amendment to our 1999 Amended Stock Plan to increase the number of shares authorized for issuance thereunder, “FOR” ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm and “FOR” the approval of the resolution regarding the advisory (nonbinding) vote on named executive officer compensation.

This proxy statement and the accompanying proxy card are first being delivered to stockholders on or about August 17, 2015.

All references in this Proxy Statement to “Tenax,” “we,” “our,” and “us” mean Tenax Therapeutics, Inc.  All numbers of shares or share prices relating to our common stock in this Proxy reflect the 1-for-20 reverse stock split of our common stock on May 10, 2013.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the stockholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company (“Interwest”), you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Interwest on our behalf. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and the proxy materials are being sent to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has enclosed a voting instruction card for you to use. If you wish to attend the Annual Meeting and vote in person, please mark the box on the voting instruction card received from your broker or nominee and return it to them so that you can receive a legal proxy to present at the Annual Meeting.

How many votes do I have?

You are entitled to one vote for each share of our common stock that you hold.

How is the vote counted?

Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by us to act as tellers for the meeting. The tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a director only as shares that are present and entitled to vote for purposes of determining the presence of a quorum. None of the withheld votes will be counted as votes “for” a director. Shares properly voted to “abstain” and broker non-votes on a particular matter are considered as shares that are entitled to vote for the purpose of determining a quorum but are generally not treated as votes cast for the matter. Abstentions do not count as a vote against the proposals.  A broker non-vote occurs when a broker holding shares for a customer does not vote on a particular proposal because the broker has not received voting instructions on the matter from its customer and is barred by stock exchange rules from exercising discretionary authority to vote on the matter.

How do I vote?

If you are a stockholder of record, you may vote using any of the following methods:

●
Proxy Vote by Mail. Return the enclosed proxy form by mail using the enclosed prepaid envelope. Be sure to complete, sign and date the form before mailing. If you are a stockholder of record and you return your signed proxy form but do not indicate your voting preferences, the persons named in the proxy form will vote FOR the election of each director nominated by the Board of Directors, FOR the amendment to our 1999 Amended Stock Plan to increase the number of shares authorized for issuance thereunder, FOR the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm and FOR the approval of the resolution regarding the advisory (nonbinding) vote on named executive officer compensation, and at the discretion of the persons named in the proxy on any other matter that comes before the meeting for a vote.

●
Proxy Vote by Internet. You may use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on September 14, 2015 by going to the website www.proxyvote.com. Please have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

●
Proxy Vote by Phone. You may use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on September 14, 2015 by calling the toll-free number 1-800-690-6903. Have your proxy card in hand when you call and then follow the instructions.

●
In Person at the Annual Meeting. All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the meeting by executing a proper proxy designating that person.

If you are a beneficial owner because your shares are held in a stock brokerage account or by a bank or other nominee, to vote your shares you must direct your broker, bank or nominee how to vote your shares by using the voting instructions included in the mailing you received, or attend the Annual Meeting by following the directions below under “Who Can Attend the Annual Meeting?”

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

●	sending written notice of revocation to our Corporate Secretary;

●	submitting a new, proper proxy by mail (not by Internet or phone) after the date of the revoked proxy; or

●	attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee.

When is the record date for the Annual Meeting?

The Board has fixed the record date for the Annual Meeting as of the close of business on August 5, 2015.

How many votes can be cast by all stockholders?

There were 28,119,607 shares of our common stock outstanding on the record date and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter.

 What constitutes a quorum?

A majority of the outstanding shares present or represented by proxy, or 14,059,804 shares, constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

What vote is required to approve each item?

For the election of the directors, the seven directors who receive the greatest number of votes cast in person or by proxy will be elected directors.

The approval of the amendment to our 1999 Amended Stock Plan to increase the number of shares authorized for issuance thereunder requires approval by a majority of the total votes cast in person or by proxy.

The ratification of Cherry Bekaert LLP as our independent registered public accounting firm and the proposal relating to the advisory (nonbinding) vote on named executive officer compensation each require approval by a majority of the total votes cast in person or by proxy. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Cherry Bekaert LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders do not ratify the appointment, the Audit and Compliance Committee will reconsider whether or not to retain Cherry Bekaert LLP but still may retain them. Even if the selection is ratified, the Audit Committee may change the appointment at any time during the year if it determines that such change would be in the best interests of us and our stockholders.

If there are insufficient votes to approve the proposals, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposals. If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the Annual Meeting your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.

Who can attend the Annual Meeting?

All stockholders as of August 5, 2015 may attend the Annual Meeting. If you are listed as stockholder of record you may attend the Annual Meeting if you bring proof of identification. If you are the beneficial owner of shares held in street name, you will need to bring proof of identification and provide proof of ownership by bringing either a copy of a brokerage statement or a letter from the record holder indicating that you owned the shares as of August 5, 2015.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

Where can I find more information about Tenax Therapeutics?

We file periodic reports with the Securities and Exchange Commission (the “SEC”) pursuant to Section 15(d) of the Securities Exchange Act of 1934. Our SEC filings are available from the SEC’s Internet site at http://www.sec.gov, which contains reports and other information regarding issuers that file electronically. Our filings with the SEC are available without charge on our website (http://www.tenaxthera.com) as soon as reasonably practicable after filing. Further, the reports filed with the SEC may be inspected without charge at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549. Please call the SEC at (800) 732-0330 for further information on the Public Reference Room.

Who can help answer my questions about the Annual Meeting or how to submit or revoke my proxy?

If you are the stockholder of record, please contact:

Tenax Therapeutics, Inc.
Attn: Investor Relations
ONE Copley Parkway, Suite 490
Morrisville, NC 27560
Telephone: (919) 855-2100

If your shares are held in street name, please call the telephone number provided on your voting instruction form or contact your broker directly.

PROPOSAL 1:  ELECTION OF DIRECTORS

Nominees for Election as Directors

Six of the persons nominated for election to the Board of Directors at the Annual Meeting are currently serving as our directors. We are not aware of any nominee who will be unable or will decline to serve as a director. If a nominee becomes unable or declines to serve, the Board will either select a substitute nominee or reduce the size of the Board.  If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for election of the substitute nominee, if any, designated by the Board of Directors. The term of office of each person elected as a director will continue until the sooner of the 2016 Annual Meeting of Stockholders or the election and qualification of their successors.  One of our current directors, William A. Chatfield, has chosen not to stand for re-election at the Annual Meeting.

The following table lists the nominees for election and information about each as of August 17, 2015:

Name	Age	Position with Tenax Therapeutics, Inc.	Director Since
Ronald R. Blanck, DO	74	Chairman	December 2009
Anthony A. DiTonno	67	Director	December 2011
John P. Kelley	62	Chief Executive Officer and Director	December 2013
Gregory Pepin	32	Director	August 2009
Gerald T. Proehl	56	Director	April 2014
Chris A. Rallis	61	Director	December 2011
James Mitchum	62	Director Nominee	-

Ronald R. Blanck, DO has served as a director since December 2009 and as Chairman since September 2011. Dr. Blanck has served as chairman of Martin, Blanck & Associates, a federal health services consulting firm based in Falls Church, VA since January 2010. He began his military career in 1968 as a medical officer and battalion surgeon in Vietnam, retiring 32 years later as a Lieutenant General and Surgeon General of the U.S. Army and commander of the U.S. Army Medical Command. He also served as commander of Walter Reed Medical Center and the North Atlantic Region Medical Command. His background also includes serving as president of the University of North Texas Health Science Center at Fort Worth.

We believe Dr. Blanck’s extensive medical background and treatment of critical care patients qualifies him to serve on our Board and his many leadership positions throughout his military career qualify him to serve as our Chairman of the Board.

Dr. Blanck serves as a member of the Corporate Governance and Nominating Committee and as chair of the Audit Committee.

Anthony A. DiTonno has served as a director since December 2011. Since February 2013, Mr. DiTonno has served as Chief Executive Officer of Avantis Medical Systems, Inc., a medical device company that develops and manufactures catheter-based endoscopic devices.  From April 2003 until December 2011, Mr. DiTonno was President and Chief Executive Officer of Neurogesx Inc., a biopharmaceutical company based in the San Francisco Bay area (“Neurogesx”). During his time at Neurogesx, Mr. DiTonno also served on its board of directors.  Mr. DiTonno has funded companies through a variety of financial arrangements including private and public financings, partnerships and debt. He has also been successful in gaining regulatory approvals in both the United States and European Union. Previously, he was Executive Vice President of Marketing and Sales at Enteric Medical Technologies Inc., which was acquired by Boston Scientific Company; President and Chief Executive Officer of Lifesleep Systems, Inc.; and Vice President and General Manager of Olcassen Pharmaceuticals, which was sold to Watson Laboratories. Early in his career, he held a variety of positions of increasing responsibility at Rorer Group, Inc. (Rhône Poulenc Rorer) and Wyeth Laboratories. Mr. DiTonno received an M.B.A. from Drexel University and a B.S. in Business Administration from St. Joseph’s University.

We believe that Mr. DiTonno’s extensive corporate experience and financial background qualifies him to serve on our Board and provides valuable insight to the company.

Mr. DiTonno serves as a member of the Compensation Committee.

John P. Kelley joined our company as Chief Executive Officer in November 2013, and has served as a director since December 2013. Prior to joining our company, Mr. Kelley co-founded Phyxius Pharma, Inc. (“Phyxius”) and held the positions of Chief Executive Officer and Director from January 2010 until November 2013. Prior to Phyxius, Mr. Kelley served as President and Chief Operating Officer of The Medicines Company, a provider of medical solutions to hospitals, from December 2004 to December 2009 and as a director from February 2005 to December 2009.  Prior to The Medicines Company, Mr. Kelley held a series of positions at Aventis Pharmaceuticals, Inc. (“Aventis”), an international pharmaceutical company.  From September 2003 until September 2004, Mr. Kelley served as Senior Vice President, Global Marketing and Medical at Aventis, where he was accountable for worldwide brand management of Aventis’ core strategic brands and managed strategic alliances with partner companies.  From September 2002 to September 2003, he served as Senior Vice President, Strategic Risk Officer for Aventis, advising the Management Board and Chief Executive Officer.  From January 2000 to September 2002, Mr. Kelley served as Vice President, Head of Strategic Development of Aventis where he was responsible for leading the strategic planning process of the pharmaceutical division of Aventis as well as merger and acquisition activity. Prior to the formation of Aventis, he served as a Vice President, Commercial Director, U.S. at Hoechst Marion Roussel, Inc., a life sciences firm focused on pharmaceuticals and agriculture, from March 1998 through December 1999 and Mr. Kelley served as Vice President of Marketing of Hoechst Marion Roussel from 1995 to 1998.  Mr. Kelley currently serves on the Board of Directors of Acorda Therapeutics.  Mr. Kelley received a B.S. degree in Biology from Wilkes University and an M.B.A. from Rockhurst University.

We believe that Mr. Kelley’s extensive leadership, business and operating experience, as well as his knowledge of our business as our Chief Executive Officer, uniquely qualifies him to serve on our Board.

Gregory Pepin has served as a director since August 2009. Since October, 2013, Mr. Pepin has served as an independent financial consultant for Cedrus Capital LLC, an investment and business strategy consulting firm, primarily for foreign clients. From December 2011 until September 2013, Mr. Pepin served as managing director of FGP Capital France (“FGP”), a business strategy consulting firm. In May 2010, he co-founded EOS Investment, Ltd. (“EOS”), an investment company based in the Cayman Islands, which serves as investment manager of Vatea Fund, a stakeholder in our company, and as investment manager and managing director of OXBT Fund, one of our principal stockholders. EOS serves as the investment manager and the managing director for two other funds that are not affiliated with us. In May 2010, Mr. Pepin also co-founded Independent Wealth Management, SA, an investment management company based in Switzerland, and he served as a financial analyst for the company until December 2011. From July 2008 until April 2010, he was engaged as a Senior Vice President at Melixia SA (“Melixia”), an investment management company based in Switzerland. During his time at Melixia, Mr. Pepin’s primary responsibility was to oversee the formation of Vatea Fund. After establishing Vatea Fund, Mr. Pepin left Melixia, but has continued to serve as a Managing Director of Vatea Fund since June 2009. From September 2005 through the end of June 2008, Mr. Pepin was employed as a consultant in finance and insurance by Winter & Associates located in Paris, France. In July 2005, Mr. Pepin earned the degree of Master of Science and Economy, Finance and Actuaries, from HEC Lausanne.

We believe that Mr. Pepin’s investment management experience and skills qualify him to serve on our Board, and provide the Board with valuable insight into the investment community.

Mr. Pepin serves as chair of the Compensation Committee and as a member of the Corporate Governance and Nominating Committee.

Gerald T. Proehl has served as a director since April 2014. Currently, Mr. Proehl is a Founder, President, CEO and Director of Dermata Therapeutics, LLC, a private specialty pharmaceutical company. From January 2002 to January 2014, Mr. Proehl was the President, Chief Executive Officer and a Director of Santarus, Inc. (“Santarus”), a company that he helped to found in 1999.  From March 2000 through December 2001, Mr. Proehl was President and Chief Operating Officer of Santarus, and from April 1999 to March 2000, Mr. Proehl was Vice President, Marketing and Business Development of Santarus.  Mr. Proehl helped lead the sale of Santarus to Salix Pharmaceuticals for $2.6 billion in January of 2014.  Prior to joining Santarus, Mr. Proehl was with Hoechst Marion Roussel, Inc. (“Hoechst”), a global pharmaceutical company, for 14 years, where he served in various capacities, including Vice President of Global Marketing. During his career at Hoechst he worked across numerous therapeutic areas, including CNS, cardiovascular, and gastrointestinal.  Mr. Proehl currently serves on the Board of Directors of Auspex Pharmaceuticals, Inc., a pre-NDA biopharmaceutical company focused on developing and commercializing novel medicines for the treatment of orphan diseases.  He also serves on the Board of Directors of Sophiris Bio Inc., a publicly traded company developing a late-stage, targeted treatment for benign prostatic hyperplasia.  Mr. Proehl also serves on a number of private company boards including Kinetek Sports, Inc., Patara Pharma, LLC, MDRejuvena, Inc., Dermata Therapeutics, LLC and Ritter Pharmaceuticals, Inc.  Mr. Proehl holds a B.S. in education from the State University of New York at Cortland, an M.A. in exercise physiology from Wake Forest University and an M.B.A. from Rockhurst College.

We believe that Mr. Proehl’s general business and commercial experience in the pharmaceutical industry, as well as his strong background in business operations developed through his leadership at other companies qualifies him to serve on our Board.

Mr. Proehl serves as a member of the Compensation Committee and as a member of the Audit Committee.

Chris A. Rallis has served as a director since December 2011. Since January 2008, Mr. Rallis has served as an Executive-in-Residence at Pappas Ventures, a life science venture capital firm based in Durham, NC. From April 2006 until June 2007, he was President and Chief Executive Officer of ImmunoBiosciences, Inc., a vaccine technology company formerly located in Raleigh, NC. He has served as a consultant for Duke University and Panacos Pharmaceuticals, Inc., and is the former President and Chief Operating Officer of Triangle Pharmaceuticals, Inc. (“Triangle”), which was acquired by Gilead Sciences in January 2003 for approximately $465 million. While at Triangle, he participated in 11 equity financings generating gross proceeds of approximately $500 million. He was also primarily responsible for all business development activities which included a worldwide alliance with Abbott Laboratories and the in-licensing of 10 compounds. Earlier, he served in various business development and legal management roles with Burroughs Wellcome, Co. Mr. Rallis serves on the boards of Aeolus Pharmaceuticals and Fennec Pharmaceuticals (formerly Adherex Technologies) and chairs the Audit Committee of both boards. He received his A.B. degree in economics from Harvard College and a J.D. from Duke University.

We believe that Mr. Rallis’ strong background in raising capital, business development and operations developed through his leadership at other companies operating within the biomedical industry qualifies him to serve on our Board.

Mr. Rallis serves as a member of the Audit Committee.

James Mitchum is being nominated to serve as a director. Mr. Mitchum was recommended to the Corporate Governance and Nominating Committee for consideration as a director nominee by management.  Mr. Mitchum has served as the Chief Executive Officer of Heart to Heart International a non-profit humanitarian organization since September 2014.  From 2009 to July 2012, Mr. Mitchum served as President of the Americas for EUSA Pharma (USA), Inc., where he oversaw the streamlining of that business as well as the development, FDA approval and successful launch of a pediatric oncology drug in 2011. From 2005 to 2008, Mr. Mitchum served as President and Chief Executive Officer of Enturia, Inc., a privately owned drug-device company, based in Kansas City. From 2003 to 2005, Mr. Mitchum served as the President and Chief Executive Officer of Sanofi-Aventis Group Japan and was Chief Executive for Aventis Pharma UK from 2000 through 2002. He served in many senior financial roles from 1985 until 1999 with Hoechst Marion Roussel (HMR) and predecessor companies and was the Corporate Controller for HMR from 1997 until 2000.  Mr. Mitchum currently serves as a director for NephroGenex Inc., a company developing drugs to treat kidney disease, and is a member of its Compensation Committee and chair of its Audit Committee. Mr Mitchum has also served as a director on numerous private company and organization boards.  Mr. Mitchum earned an MBA in Business from the University of Tennessee in Knoxville, Tennessee and a Bachelor of Science degree in Business and Math from Milligan College in Johnson City, Tennessee.

We believe that Mr. Mitchum’s experience in managing companies in the life sciences industry, as well as his financial and operational expertise, qualify him to serve on our Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE MATTERS

Code of Ethics

We have adopted a Code of Ethics applicable to all of our officers, directors and employees, including our Chief Executive Officer and Chief Financial Officer, a copy of which will be provided to any person, free of charge, upon request. A request for a copy of the Code of Ethics should be in writing and sent to Tenax Therapeutics, Inc., Attn: Corporate Secretary, ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560.

Board Composition and Independence of Directors

Our Board of Directors currently has seven members. Dr. Ronald R. Blanck is our Chairman and William A. Chatfield, Anthony DiTonno, John P. Kelley, Gregory Pepin, Gerald T. Proehl and Chris A Rallis are Directors.

In accordance with the listing rules of The NASDAQ Stock Market LLC (“NASDAQ”), our Board of Directors must consist of a majority of “independent directors,” as determined in accordance with NASDAQ Rule 5605(a)(2). The Board has determined that Messrs. Blanck, Chatfield, DiTonno, Pepin, Proehl and Rallis are independent directors in accordance with applicable NASDAQ listing rules. If elected to serve on our Board of Directors, director nominee Mr. Mitchum will also be independent in accordance with applicable NASDAQ listing rules. The Board performed a review to determine the independence of the director nominees and made a subjective determination as to each of these independent director nominees that no transactions, relationships, or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of our company. In making these determinations, the Board reviewed the information provided by the director nominees with regard to each individual’s business and personal activities as they may relate to us and our management.

Attendance at Meetings

During the fiscal year ended April 30, 2015, the Board met four times and each of our current directors attended at least 75% of the aggregate of the total number of board meetings held during the period each has been a director and the total number of meetings held by all committees on which each director then served.  From time to time the Board also acted through written consents. We have no formal policy requiring director attendance at the Annual Meeting, although all directors are expected to attend the Annual Meeting if they are able to do so. All seven directors of the Company who were members of the Board at the time of the Annual Meeting in 2014 attended the 2014 Annual Meeting.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. Consistent with this understanding, the independent Directors consider the Board’s leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of the Company’s operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the Board.

Currently, Mr. Kelley serves as our Chief Executive Officer and Dr. Blanck, who has been a member of our board since December 2009, serves as our Chairman of the Board.  Based on the Board’s most recent review of our Board leadership structure, the Board has determined that this leadership structure is optimal for the Company because it allows Mr. Kelley to focus on leading our business and operations and carrying out our strategy, and Dr. Blanck, our Chairman of the Board, to focus on leading our Board’s oversight of our strategy and business.

In considering its leadership structure, the Board has taken a number of factors into account. The Board, which consists of highly qualified and experienced directors, a majority of whom are independent, exercises a strong, independent oversight function. This oversight function is enhanced by the fact that all of the Board’s three key Committees—Audit and Compliance, Compensation, and Corporate Governance and Nominating—are comprised entirely of independent directors.  A number of Board and Committee processes and procedures, including regular executive sessions of directors, periodic executive sessions of the independent directors, and annual evaluations of our Chief Executive Officer’s performance against pre-determined goals, provide substantial independent oversight of our Chief Executive Officer’s performance. The Board believes that these factors provide the appropriate balance between the authority of those who oversee the Company and those who manage it on a day-to-day basis.

Board’s Role in Risk Oversight

We operate in a highly complex and regulated industry and are subject to a number of significant risks.  The Board plays a key role with respect to our risk oversight, such as determining whether and under what circumstances we will engage in financing transactions or enter into strategic alliances and collaborations.  The Board is also involved in our management of risks related to our financial condition or to the development and commercialization of our product candidates.

One of the Board’s risk oversight roles is to provide guidance to management.  The Board receives regular business updates from members of senior management in order to identify matters that involve operational, financial, legal or regulatory risks.

To facilitate its oversight of our company, the Board of Directors has delegated certain functions (including the oversight of risks related to these functions) to Board committees. The Audit and Compliance Committee reviews and discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, the Compensation Committee evaluates the risks presented by our compensation programs and analyzes these risks when making compensation decisions, and the Corporate Governance and Nominating Committee evaluates whether the composition of the Board is appropriate to respond to the risks that we face. The roles of these committees are discussed in more detail below.

Although the Board of Directors has delegated certain functions to various committees, each of these committees regularly reports to and solicits input from the full Board regarding its activities.

Standing Committees

Our Board of Directors has three standing committees:  the Audit and Compliance Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. Copies of the charters of the Audit and Compliance, Compensation, and Corporate Governance and Nominating Committees, as they may be amended from time to time, are available on our website at http://www.tenaxthera.com.

The Board has determined that all of the members of each of the Audit and Compliance, Compensation, and Corporate Governance and Nominating Committees are independent as defined under NASDAQ rules, and, in the case of all members of the Audit Committee, that they meet the additional independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934.

Audit and Compliance Committee.

The Audit and Compliance Committee’s principal responsibilities include:

●	overseeing the accounting and financial reporting processes of our company and audits of our financial statements;

●
acting on behalf of the Board in providing oversight with respect to (i) the quality and integrity of our financial statements and internal accounting and financial controls; (ii) all audit, review and attest services relating to our financial statements and internal control over financial reporting (collectively, “Audit Services”), including the appointment, compensation, retention and oversight of the work of the independent auditors engaged to provide Audit Services to us; and (iii) our compliance with legal and regulatory requirements;

●
reporting to the Board on such matters as the Audit Committee deems necessary or appropriate to assure that the Board is informed of any significant developments within the scope of the Audit Committee’s responsibilities that merit the attention of the Board;

●	providing the report required of the Audit Committee by the rules of the SEC for inclusion in our annual proxy statement;

●	conducting review and oversight of any related person transactions, other than related person transactions for which the Board has delegated review to another independent body of the Board; and

●	fulfilling such other responsibilities as may be required of the Audit Committee under applicable laws and regulations.

The members of the Audit and Compliance Committee are Messrs. Blanck, Proehl and Rallis. Mr. Blanck serves as chair of the Audit Committee. The Board of Directors has determined that Messrs. Blanck, Proehl and Rallis each qualify as an “audit committee financial expert” as defined by applicable SEC rules. The Audit Committee met five times in fiscal 2015.

Compensation Committee.

The Compensation Committee’s primary responsibilities include:

●
assisting the Board in discharging its overall responsibility relating to executive officer and director compensation and overseeing and reporting to the Board as appropriate on our compensation and benefit policies, programs and plans, including our stock-based compensation programs;

●	approving the compensation of all executive officers and recommending compensation for non-employee directors;

●
engaging and evaluating any compensation consultants, independent counsel and other advisers used to assist in the evaluation of director or executive compensation, including evaluation of the advisors’ independence in advance of engagement;

●	reviewing our succession and development plans for executive officers and other members of senior management; and

●	preparing an annual report on executive compensation for inclusion in our proxy statement, if required by applicable laws.

The members of the Compensation Committee are Messrs. Pepin, DiTonno and Proehl. Mr. Pepin serves as chair of the Compensation Committee. The Compensation Committee met one time in fiscal 2015.

Corporate Governance and Nominating Committee.

The Corporate Governance and Nominating Committee’s primary responsibilities include:

●	identifying individuals qualified to become directors and recommending that the Board select the candidates for all directorships to be filled by the Board or by the stockholders;

●	upon the recommendation of the Compensation Committee, determining compensation arrangements for non-employee directors;

●	developing and recommending to the Board corporate governance principles for our company; and

●	otherwise taking a leadership role in shaping the corporate governance of our company.

The members of the Corporate Governance and Nominating Committee are Messrs. Chatfield, Blanck, and Pepin. Mr. Chatfield serves as chair of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee did not meet in fiscal 2015.  Mr. Chatfield has chosen not to stand for re-election and will no longer serve on the Corporate Governance and Nominating Committee after the Annual Meeting.

Processes and Procedures for Executive and Director Compensation

The Compensation Committee has the authority to determine and approve the compensation of the Chief Executive Officer and all other executive officers.  The Corporate Governance and Nominating Committee has authority to determine and approve all matters pertaining to compensation of our directors.  In making its determination with respect to the compensation of the Chief Executive Officer, the Compensation Committee considers, among other things, the Chief Executive Officer’s performance in light of established corporate goals and objectives.  In making its determination with respect to the compensation of other executive officers, the Compensation Committee takes into account, among other things, each executive officer’s performance in light of established goals and objectives as well as the recommendations of the Chief Executive Officer.  The Chief Executive Officer has no input and may not be present during voting or deliberations about his compensation.  In making its determination with respect to director compensation, the Corporate Governance and Nominating Committee considers, among other things, the Compensation Committee’s recommendation, the Board’s overall level of performance, the individual director’s participation in committees, the compensation paid to other director’s in similarly situated companies, and our financial growth.

Our Compensation Committee may delegate its authority to the chair of the committee to the extent it deems necessary to finalize matters as to which the committee has given its general approval.

The Compensation and Corporate Governance and Nominating Committees have the authority to retain compensation consultants and other outside advisors to assist in discharging their responsibilities.  The recommendations of such consultants are considered in conjunction with the other considerations listed above.

Procedures for Director Nominations

Under the charter of the Corporate Governance and Nominating Committee, the Committee is responsible for identifying from a wide field of candidates, including women and minority candidates, and recommending that the Board select qualified candidates for membership on the Board. In evaluating the suitability of individual director candidates, the Committee takes into account such factors as it considers appropriate, which may include (i) ensuring that the Board, as a whole, is diverse as to race, gender, culture, thought and geography, such that the Board reflects a range of viewpoints, backgrounds, skills, experience and expertise, and consists of individuals with relevant technical skills, industry knowledge and experience, financial expertise and local or community ties; (ii) minimum individual qualifications, including strength of character, mature judgment, relevant career experience, independence of thought and an ability to work collegially; (iii) questions of independence, possible conflicts of interest and whether a candidate has special interests or a specific agenda that would impair his or her ability to effectively represent the interests of all stockholders; (iv) the extent to which the candidate would fill a present need on the Board; and (v) whether the candidate can make sufficient time available to perform the duties of a director. The Corporate Governance and Nominating Committee implements and assesses the effectiveness of these factors and the Board’s commitment to diversity by considering these factors in our assessment of potential director nominees and the overall make-up of our Board. In determining whether to recommend a director for re-election, the Committee will consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

The Corporate Governance and Nominating Committee does not set specific, minimum qualifications that nominees must meet in order to be recommended to the Board, but rather the Board believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of our company and the composition of the Board. The Corporate Governance and Nominating Committee conducts appropriate inquiries into the backgrounds and qualifications of possible nominees, and investigates and reviews each proposed nominee’s qualifications for service on the Board.

The Corporate Governance and Nominating Committee may engage outside search firms to assist in identifying or evaluating potential nominees. During fiscal 2015, the Board conducted a self-evaluation to determine areas in which the Board could be strengthened.  As a result of the self-evaluation process the Board determined that Mr. Mitchum would bring additional skills, experience and characteristics to the Board to fill the areas identified.

The Corporate Governance and Nominating Committee will consider candidates recommended by stockholders. It is the policy of the Corporate Governance and Nominating Committee that candidates recommended by stockholders will be given appropriate consideration in the same manner as other candidates. The procedure for submitting candidates for consideration by the Corporate Governance and Nominating Committee for election at our 2016 Annual Meeting is described under “Other Matters - Stockholder Proposals.”

Stockholder Communications with Directors

It is the policy of our company and the Board to encourage free and open communication between stockholders and the Board. Any stockholder wishing to communicate with the Board should send any communication to Tenax Therapeutics, Inc., Attn: Corporate Secretary, ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560. Any such communication must be in writing and must state the number of shares beneficially owned by the stockholder making the communication. Our Corporate Secretary will forward such communication to the full Board or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication. This policy is not designed to preclude other communications between the Board and stockholders on an informal basis.

AUDIT COMMITTEE REPORT

The Audit and Compliance Committee has reviewed our audited financial statements for 2015, and has discussed these statements with management. The Audit and Compliance Committee has also discussed with Cherry Bekaert LLP, our independent registered public accounting firm during the 2015 fiscal year, the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees.

The Audit Committee also received from Cherry Bekaert LLP the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence), and discussed with them their independence.

Based on the review and discussions noted above, the Audit and Compliance Committee recommended to the Board that the 2015 audited financial statements be included in our Annual Report on Form 10-K for fiscal 2015, for filing with the SEC.

With respect to the above matters, the Audit and Compliance Committee submits this report.

Ronald R. Blanck
Gerald T. Proehl
Chris A. Rallis

MANAGEMENT

The names of our executive officers as of August 17, 2015 are listed below. Our executive officers are appointed by our Board of Directors to hold office until their successors are duly appointed and qualified, or until their resignation, retirement, death, removal, or disqualification.  The information appearing below and certain information regarding beneficial ownership of securities by certain executive officers contained in this proxy statement has been furnished to us by the executive officers. Information regarding Mr. Kelley is included in the director nominee profiles set forth above.

Name	Age	Position
John P. Kelley	62	Chief Executive Officer
Michael B. Jebsen, CPA	44	President and Chief Financial Officer

Michael B. Jebsen joined our company as our Accounting Manager in April 2009, and was elected Chief Financial Officer, Executive Vice President Finance and Administration in August 2009.  Mr. Jebsen also served as our Interim Chief Executive Officer from August 2011 until November 2013. Before joining us, he was an auditor with Grant Thornton, LLP from July 2003 through December 2005 and from April 2008 through April 2009. In addition, he held various positions, including Chief Ethics Officer, Senior Internal Auditor, and Senior Financial Analyst with RTI International, a non-profit research and development organization, from January 2006 to February 2008. Mr. Jebsen holds a Master of Science in Accounting from East Carolina University and is a Certified Public Accountant, licensed in North Carolina.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary of Compensation

The following table provides certain summary information concerning compensation earned for services rendered in all capacities to us for the fiscal years ended April 30, 2015 and 2014, by our chief executive officer and chief financial officer (the “Named Executive Officers”). We had no other executive officers during any part of fiscal 2015.  This information includes the dollar amount of base salaries, bonus awards, stock options and all other compensation, if any, whether paid or deferred.

The amounts for Mr. Kelley and Mr. Jebsen under the Option Awards column for fiscal 2014 below reflect option grants made pursuant to their respective employment agreements, which were negotiated in connection with our acquisition of a license for levosimendan in our transaction with Phyxius Pharma, Inc. in November 2013.  Prior to the acquisition of our license for levosimendan, our stock price was approximately $1.50 per share of common stock, however the amounts indicated in the Option Awards column for fiscal 2014 below are based upon a stock price of approximately $5.65 per share of common stock.

In addition, at the time Mr. Jebsen was appointed as interim Chief Executive Officer in August 2011, the Board determined that, upon completion of his service as interim Chief Executive Officer, he would be eligible to receive a discretionary bonus based upon his performance as interim Chief Executive Officer.  In November 2013, Mr. Jebsen’s service as interim Chief Executive Officer was complete, with the appointment of Mr. Kelley as Chief Executive Officer following the Phyxius transaction.  Following a review of Mr. Jebsen’s performance as interim Chief Executive Officer, and in light of his long period of service in that role, the Board awarded Mr. Jebsen a discretionary bonus consisting of $225,000 in cash and 32,143 shares of restricted common stock.  These amounts are reflected in the Bonus and Stock Awards columns for fiscal 2014 below.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan (2) ($)	Bonus ($)	Stock Awards(1) ($)		Option Awards(1) ($)	All Other Compensation(3) ($)	Total ($)
John P. Kelley	2015	330,000	148,500	—	—		—	—	478,500
Chief Executive Officer	2014	151,250	82,500	—	—		3,954,628	—	4,188,378
Michael B. Jebsen, CPA(4)	2015	285,000	128,250	—	2,141	(5)	—	9,600	424,991
President, Chief Financial Officer	2014	309,375	176,150	225,000	332,150		3,954,628	9,600	5,007,003

(1)
The amounts in these columns reflect the aggregate grant date fair value of awards granted during the year computed in accordance with Financial Accounting Standards Board ASC Topic 718, Compensation — Stock Compensation. The assumptions made in determining the fair values of our stock and option awards are set forth in Note G to our Financial Statements included in our Form 10-K for the year ended April 30, 2015, filed with the SEC on July 14, 2015.

(2)
These payments were made based on achievement of milestones in accordance with each of Mr. Kelley’s and Mr. Jebsen’s employment agreement, which is described below in the section entitled “Employment and other Contracts.”

(3)
The amounts in this column represent payments for automobile allowances issued in accordance with the terms of Mr. Jebsen’s employment agreement, which is described below in the section entitled “Employment and other Contracts.”

(4)
Mr. Jebsen served as our Interim Chief Executive Officer from August 2011 until November 2013. In connection with such service, Mr. Jebsen received additional compensation of $10,000 per month.  Mr. Jebsen’s salary for fiscal 2014 reflects the additional compensation he received during the portion of 2014 in which he served as our Interim Chief Executive Officer.

(5)
Represents the grant date fair value of the shares issued in accordance with the terms of Mr. Jebsen’s employment agreement, which is described below in the section entitled “Employment and other Contracts.”

Option Grants

In September 1999, our Board of Directors approved the 1999 Amended Stock Plan, which provided for the granting of incentive and nonstatutory stock options to employees and directors to purchase up to 13,333 shares of our common stock. The 1999 Amended Stock Plan was approved by stockholders on October 10, 2000. Options granted under the 1999 Amended Stock Plan generally have vesting schedules of up to four years and have expiration periods of generally ten years. On June 17, 2008, our stockholders approved an amendment and restatement to the 1999 Amended Stock Plan to increase the number of shares of common stock available for awards under the plan from 13,333 to 40,000, to increase the maximum number of shares covered by awards granted under the 1999 Amended Stock Plan to an eligible participant from 13,333 to 16,667 shares, and to make additional technical changes to update the plan. On September 30, 2011, our stockholders approved an amendment to the 1999 Amended Stock Plan, to increase the number of shares of common stock available for awards under the plan from 40,000 to 300,000. On March 13, 2014, our stockholders approved an amendment to the 1999 Amended Stock Plan, to increase the number of shares of common stock available for awards under the plan from 300,000 to 4,000,000. Persons eligible to receive grants under the 1999 Amended Stock Plan consist of all of our employees, including executive officers and employee directors. As of April 30, 2015 and 2014, we had 3,693,298 and 3,647,858 outstanding options under the 1999 Amended Stock Plan, respectively. As of April 30, 2015 and 2014, there were 122,399 and 155,408, respectively, options available for grant under the 1999 Amended Stock Plan.

In addition, we have issued options outside the 1999 Amended Stock Plan.  At April 30, 2015 the total number of options outstanding that were issued outside the 1999 Amended Stock Plan was 25,000 with a weighted average exercise price of $3.22.

The following table summarizes certain information as of April 30, 2015 concerning the stock options and restricted stock granted to the Named Executive Officers during the fiscal year ended April 30, 2015. No stock appreciation rights or long-term performance awards had been granted as of April 30, 2015.

Name and Principal Position	Grant Date	Number of Securities Underlying Options(1) (#)	Exercise Price of Options ($)	Number of Securities Underlying Restricted Stock Grant (#)		Grant Date Fair Value of Option and Restricted Stock Awards(2) ($)
Michael B. Jebsen, CPA	5/1/2014	—	—	430	(3)	2,141
President, Chief Financial Officer and Former Interim Chief Executive Officer

(1)	Each option listed in the table immediately vests and is exercisable over a ten-year period.

(2)
The amounts in this column reflects the aggregate grant date fair value of awards granted during the year computed in accordance with Financial Accounting Standards Board ASC Topic 718, Compensation — Stock Compensation. The assumptions made in determining the fair values of our option awards are set forth in Note G to our Financial Statements included in our Form 10-K for the year ended April 30, 2015, filed with the SEC on July 14, 2015.

(3)	The shares underlying these grants vest monthly over a 12 month period.

Outstanding Equity Awards

The following table provides information about outstanding equity awards held by the Named Executive Officers as of April 30, 2015.

Outstanding Equity Awards at 2015 Fiscal Year-End

	Option Awards(1)						Stock Awards
Name and Principal Position	Number of securities underlying unexercised options (Exercisable) (#)		Number of securities underlying unexercised options (Unexercisable) (#)		Option exercise price ($/Sh)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
John P. Kelley	446,110	(3)	446,110	(3)	5.65	4/2/2024	—	—
Chief Executive Officer
Michael B. Jebsen, CPA	34	(2)			123.00	7/20/2019	—	—
President, Chief Financial Officer and Former Interim Chief Executive Officer	167				117.00	8/12/2019
	34				127.60	9/1/2019
	34				117.00	10/1/2019
	34				129.00	11/1/2019
	34				111.60	12/1/2019
	34				115.80	1/1/2020
	34				114.60	2/1/2020
	34				102.00	3/1/2020
	34				100.00	4/1/2020
	34				100.00	5/1/2020
	34				59.40	6/1/2020
	34				57.80	7/1/2020
	34				54.80	8/1/2020
	167				55.80	8/13/2020
	34				60.80	9/1/2020
	34				50.60	10/1/2020
	34				42.20	11/1/2020
	34				43.00	12/1/2020
	625				43.00	12/1/2020
	34				38.40	1/1/2021
	34				41.00	2/1/2021
	34				38.60	3/1/2021
	34				36.80	4/1/2021
	446,610	(3)	446,610	(3)	5.65	4/2/2024

(1)
Except as otherwise noted, the option awards reflected in these columns vested immediately on the date of grant. The date of grant for each of these options is the date 10 years prior to the expiration date reflected in this table.

(2)	These options were granted with the following vesting schedule: 100% on the first anniversary of the grant date.

(3)
These options were granted with the following vesting schedule: 25% on the (i) Initiation of the Phase III Clinical Trial or (ii) Parent attaining a Market Capitalization of at least $50,000,000; 25% on the (i) Database Lock with respect to the Phase III Clinical Trial or (ii) Parent attaining a Market Capitalization of at least $100,000,000; 25% on the Acceptance For Review of an NDA for the Product for LCOS; 25% on the Approval of the Product for LCOS.

Employment and other Contracts

Pursuant to the employment agreement with Mr. Jebsen that was effective for the fiscal year ending April 30, 2013 and a portion of the fiscal year ending April 30, 2014 (the “Prior Jebsen Employment Agreement”), Mr. Jebsen received as compensation (i) an annual base salary of $210,000, (ii) a fixed monthly automobile allowance of $800, and (iii) participation in medical insurance, dental insurance, and other benefit plans on the same basis as our other officers. Under the Prior Jebsen Employment Agreement, Mr. Jebsen received an annual cash bonus consisting of 50% of his base salary, based on 100% achievement of annual goals (with no cap on the bonus for greater than 100% achievement of goals). In addition to the foregoing, Mr. Jebsen received annual grants totaling 430 shares of our restricted common stock, vesting over a 12-month period, of which 180 shares will only vest so long as he continued serving as our Corporate Secretary.

The Prior Jebsen Employment Agreement (i) was to be effective for a one-year term, and automatically renewed for additional one-year terms, unless the Prior Jebsen Employment Agreement was terminated in advance of renewal or either party gave notice at least 90 days prior to the end of the then current term of an intention not to renew, and (ii) provided that we would indemnify Mr. Jebsen against any adverse tax consequences in connection with the Prior Jebsen Employment Agreement or any prior employment agreement that may result from any non-compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “IRC”).

In addition, the Prior Jebsen Employment Agreement provided that if Mr. Jebsen was terminated without cause, if Mr. Jebsen terminated his employment for good reason, or if we elected not to renew the Prior Jebsen Employment Agreement, Mr. Jebsen would be entitled to receive (i) one-year of base salary, (ii) an amount equal to the annual bonus that he would have received had 100% of goals been achieved, and (iii) one-year of COBRA reimbursements or benefits payments, as applicable. Mr. Jebsen’s entitlement to these payments was conditioned upon his execution of a release of claims.

For purposes of the Prior Jebsen Employment Agreement: (i) “cause” included (a) a material breach of the Prior Jebsen Employment Agreement by Mr. Jebsen, (b) material misappropriation of our property, (c) material failure to comply with our policies, (d) use of illegal drugs or use of alcohol in a manner that interferes with the performance of Mr. Jebsen’s duties, (e) dishonest or illegal action that is materially detrimental to us, and (f) failure to disclose material conflicts of interest, and (ii) "good reason" includes (a) a material reduction in base salary, (b) a material reduction of Mr. Jebsen’s authority, duties or responsibility, (c) relocation of Mr. Jebsen’s employment by more than 50 miles, (d) a material breach of the Prior Jebsen Employment Agreement by us, or (e) a change in control of us, which means a change in the ownership or effective control of us or a change in the ownership of a substantial portion of our assets (each as defined in the Internal Revenue Service regulations under Section 409A of the IRC); provided, however, that the replacement of two or more of our directors within a 12-month period by new directors not endorsed by a majority of the Board prior to their appointment would also constitute a change in control.

On March 21, 2011, we entered into an indemnification agreement with Mr. Jebsen, which provides that in respect of acts or omissions occurring prior to such time as Mr. Jebsen ceases to serve as our officer Mr. Jebsen will receive (i) indemnification and advancement of expenses to the extent provided under our Certificate of Incorporation and to the fullest extent permitted by applicable law and (ii) indemnification against any adverse tax consequences in connection with prior option awards that may have been non-compliant with Section 409A of the IRC.

On August 24, 2011, Mr. Jebsen became interim Chief Executive Officer. In connection with this service, Mr. Jebsen received additional compensation of $10,000 per month for each month that he served as interim Chief Executive Officer. Upon completion of his service as interim Chief Executive Officer, Mr. Jebsen would be eligible to receive a discretionary bonus based upon his performance as interim Chief Executive Officer. During fiscal 2014, Mr. Jebsen ceased serving as our interim Chief Executive Officer.

Effective November 13, 2013, we entered into an employment agreement with Mr. Kelley and a new amended and restated employment agreement with Mr. Jebsen (the “Employment Agreements”).  The Employment Agreements were effective during fiscal 2015.  Under the Employment Agreements, Mr. Kelley and Mr. Jebsen receive annual base salaries of $330,000 and $285,000, respectively.  Each of Mr. Kelley and Mr. Jebsen also receives participation in medical insurance, dental insurance and other benefit plans on the same basis as our other officers. Under the Employment Agreements, Mr. Kelley and Mr. Jebsen also receive annual cash bonuses consisting of 50% of their base salaries, based on 100% achievement of annual goals (with no cap on the bonus for greater than 100% achievement of goals).  The Employment Agreements also provide for the Contingent Option Awards described below.  In addition to the foregoing, Mr. Jebsen will also receive a fixed monthly automobile allowance of $800 and annual grants totaling 430 shares of restricted common stock, vesting over a 12-month period, of which 180 shares will only vest so long as he continues serving as our Treasurer.  In addition, on November 13, 2013, the Board also awarded Mr. Jebsen a discretionary bonus consisting of $225,000 in cash and 32,143 shares of restricted common stock, one half of which vested immediately and one-half which vested six months after the grant, in recognition of his service as our interim Chief Executive Officer from August 2011 through November 2013.

The Employment Agreements are effective for a one-year term, and automatically renew for additional one-year terms, unless the Employment Agreements are terminated in advance of renewal or either party gives notice at least 90 days prior to the end of the then current term of an intention not to renew.   If Mr. Kelley or Mr. Jebsen is terminated without cause, if he terminates his employment for good reason, or if we elect not to renew the Employment Agreement, the executive officer would be entitled to receive (i) one-year of base salary, (ii) a pro-rated amount of the annual bonus that he would have received had 100% of goals been achieved, and (iii) one-year of COBRA reimbursements or benefits payments, as applicable.  Mr. Kelley’s and Mr. Jebsen’s entitlement to these payments is conditioned upon execution of a release of claims.

For purposes of the Employment Agreements: (i) “cause” includes (a) a willful material breach of the Employment Agreement by the executive, (b) material misappropriation of our company’s property, (c) material failure to comply with our company’s policies, (d) abuse of illegal drugs or abuse of alcohol in a manner that interferes with the performance of the officer’s duties, (e) dishonest or illegal action that is materially detrimental to our company, and (f) failure to disclose material conflicts of interest, and (ii) “good reason” includes (a) a material reduction in base salary, (b) a material reduction of the officer’s authority, duties or responsibility, (c) certain changes in geographic location of the officer’s employment, or (d) a material breach of the Employment Agreement by us.

Pursuant to Employment Agreements, each of Mr. Kelley and Mr. Jebsen received a one-time non-statutory stock option grant of 893,220 shares of common stock following stockholder approval of the amendment to the 1999 Stock Plan to increase the amount of stock options authorized for issuance under the 1999 Stock Plan to 4,000,000 shares of common stock (the “Contingent Option Awards”).

1999 Amended Stock Plan

Each of Mr. Kelley and Mr. Jebsen received equity awards under our 1999 Amended Stock Plan during fiscal 2014, which provide for accelerated vesting of such options under certain circumstances.  If Mr. Kelley or Mr. Jebsen is terminated other than as a result of his death or disability, his unvested options will terminate on his termination date and his vested options will remain exercisable until 3 months after the termination date.  If Mr. Kelley or Mr. Jebsen is terminated as a result of his death or disability, his unvested options will vest in full and remain exercisable until the first anniversary of such termination.

Additionally, upon a change of control, except as otherwise determined by the Board of Directors in its discretion, all options will become fully vested and exercisable.  For this purpose, a “change of control” means:  (i) the acquisition of shares of our stock representing fifty percent (50%) or more of the combined voting power of the our shares entitled to vote on the election of directors; (ii) the consummation of a merger, share exchange, consolidation or reorganization involving us and any other company or other entity as a result of which less than fifty percent (50%) of the combined voting power of the surviving or resulting company or entity after such transaction is held in the aggregate by the holders of the combined voting power of our outstanding shares immediately prior to such transaction; (iii) the approval by our stockholders of an agreement for the sale or disposition by the Company of all or substantially all of our assets; or (iv) a change in the composition of the Board of Directors occurring within a two-year period, as a result of which fewer than a majority of directors were current directors.

Equity Compensation Plan Information

	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
Plan category
Equity compensation plans approved by security holders	3,693,388	$5.70	122,399
Equity compensation plans not approved by security holders(1)	25,000	$3.22	0
Total	3,718,388	$5.68	122,399

(1)	Inducement stock option grants outside of the 1999 Amended Stock Plan.

Compensation of Directors

The following table summarizes the compensation paid to non-employee directors for the fiscal year ended April 30, 2015.

2015 Director Compensation

Director	Fees Earned or Paid in Cash ($)	Option Awards ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Ronald R. Blanck, DO(1)	70,000	39,607	—	—	109,607
William A. Chatfield(1)	55,000	39,607	—	—	94,607
Anthony DiTonno(1)	50,000	39,607	—	—	89,607
Gregory Pepin(1)	60,000	39,607	—	—	99,607
Gerald T. Proehl(1)	55,000	—	—	—	55,000
Chris A. Rallis(1)	50,000	39,607	—	—	89,607

(1)
As of April 30, 2015, our non-employee directors held the following aggregate stock options: Dr. Blanck, 20,507; Mr. Chatfield, 19,656; Mr. DiTonno, 21,488; Mr. Pepin, 10,000; Mr. Proehl, 25,000; Mr. Rallis, 19,798.

During fiscal 2015, all of our non-employee directors were paid the following compensation for service on the Board and Board Committees:

●	An annual director fee in each fiscal year of $45,000 ($55,000 for our board chairman), which was paid in equal quarterly installments on the first day of each fiscal quarter;

●	An annual audit committee member fee in each fiscal year of $7,500 ($15,000 for our audit committee chairman), which was paid in equal quarterly installments on the first day of each fiscal quarter;

●
An annual compensation committee member fee in each fiscal year of $5,000 ($10,000 for our compensation committee chairman), which was paid in equal quarterly installments on the first day of each fiscal quarter;

●
An annual nominating and corporate governance committee member fee in each fiscal year of $5,000 ($10,000 for our nominating and corporate governance committee chairman), which was paid in equal quarterly installments on the first day of each fiscal quarter;

●	An annual grant of 10,000 stock options, which vest one-year after the grant date and are exercisable for a period of ten years, issued on the first day of each fiscal year; and

●	Reimbursement of travel and related expenses for attending Board and Committee meetings, as incurred.

In addition to the compensation described above, Dr. Blanck and Mr. Chatfield were granted a 2,000 stock option award on their initial nomination to the Board. The options may vest immediately or up to one year later, and are exercisable for a period of three years. Mr. Proehl was granted a 25,000 stock option award on his initial nomination to the Board. The options may vest one year after the grant date and are exercisable for a period of ten years. We shall maintain an appropriate director’s and officer’s insurance policy at all times for our non-employee directors.

OWNERSHIP OF SECURITIES

Principal Stockholders and Share Ownership by Management

The following table sets forth, as of August 17, 2015, the number and percentage of the outstanding shares of common stock and warrants and options that, according to the information supplied to us, were beneficially owned by (i) each person who is currently a director or a director nominee, (ii) our named executive officers, (iii) all current directors and executive officers as a group and (iv) each person who, to our knowledge, is the beneficial owner of more than five percent of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Beneficial Owner Name and Address(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Principal Stockholders
RA Capital Management, LLC(3)	2,670,300	9.50%
20 Park Plaza, Suite 1200 Boston, MA 02116
Sabby Healthcare Master Fund, Ltd.(4)	2,354,567	8.37%
c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way, Camana Bay Grand Cayman KY1-9007 Cayman Islands
JP SPC3 OXBT FUND(2)	2,307,707	7.60%
Rue Du Mont-Blanc Geneva, Switzerland 1201
Broadfin Capital, LLC(5)	1,968,631	7.00%
300 Park Avenue, 25th Floor New York, New York 10022
Doug Randall	1,613,121	5.65%
Douglas Hay	1,413,121	4.95%
Great Point Partners, LLC(6)	1,108,593	3.94%
165 Mason Street, 3rd Floor Greenwich, CT 06830
Officers and Directors
Gregory Pepin(7)	2,374,956	8.44%
John P. Kelley	1,613,121	5.65%
Michael B. Jebsen, CPA(8)	516,044	1.81%
Ronald R. Blanck, DO(8)	36,535	*
Anthony DiTonno(8)	27,252	*
Chris A. Rallis(8)	26,853	*
William A. Chatfield(8)	21,427	*
Gerald T. Proehl(8)	25,000	*
James Mitchum	—	*
All officers and directors as a group (9 persons)(8)	4,641,188	15.93%

* Less than 1%

(1)	Unless otherwise noted, all addresses are in care of the Company at ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560.
(2)	Includes 55,965 shares of common stock, and 2,251,742 shares of common stock subject to warrants that are exercisable or convertible, as applicable within 60 days of August 17, 2015.
(3)
The number of shares beneficially owned and the description of such ownership contained herein are based solely on a Schedule 13G filed with the SEC on February 17, 2015 by RA Capital Management, LLC, Peter Kolchinsky, and RA Capital Healthcare Fund, L.P.  Each of RA Capital Management, LLC and Peter Kolchinsky is deemed to have shared voting power and shared dispositive power with respect to 2,670,300 shares of common stock and RA Capital Healthcare Fund, L.P. is deemed to have shared voting power and shared dispositive power with respect to 2,199,597 shares of common stock.

(4)
The number of shares beneficially owned and the description of such ownership contained herein are based solely on a Schedule 13G filed with the SEC on February 4, 2015 by Sabby Healthcare Master Fund, Ltd., Sabby Management, LLC and Hal Mintz, each of whom is deemed to have shared voting power and shared dispositive power with respect to 2,354,567 shares of common stock.

(5)
The number of shares beneficially owned and the description of such ownership contained herein are based solely on a Schedule 13G filed with the SEC on February 17, 2015 by Broadfin Capital, LLC, Broadfin Healthcare Master Fund, Ltd. and Kevin Kotler, each of whom is deemed to have shared voting power and shared dispositive power with respect to 1,968,631 shares of common stock.

(6)
The number of shares beneficially owned and the description of such ownership contained herein are based solely on a Schedule 13G filed with the SEC on February 17, 2015 by Great Point Partners, LLC, Dr. Jeffrey R. Jay, M.D. and Mr. David Kroin, each of whom is deemed to have shared voting power and shared dispositive power with respect to 1,108,593 shares of common stock.

(7)
Includes 42,415 shares of common stock held by Vatea Fund and the shares of common stock held by OXBT Fund.  Also includes 14,834 shares of restricted common stock and 10,000 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of August 17, 2015. Mr. Pepin is a Managing Director for Vatea Fund, and consequently he may be deemed to be the beneficial owner of shares held by Vatea Fund. Mr. Pepin is also a co-founder of EOS, an investment company, which serves as the Investment Manager and Managing Director for OXBT Fund, and consequently he may be deemed to be the beneficial owner of shares held by OXBT Fund. Mr. Pepin disclaims beneficial ownership of the shares held by Vatea Fund and OXBT Fund except to the extent of his pecuniary interest therein.

(8)
With respect to Dr. Blanck, includes 5,129 shares of common stock subject to warrants and 20,507 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of August 17, 2015;

With respect to Mr. Chatfield, includes 19,656 shares of common stock subject to options vested, vesting, or exercisable, as applicable, within 60 days of August 17, 2015;

With respect to Mr. DiTonno, 2,565 shares of common stock subject to warrants and 21,488 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of August 17, 2015;

With respect to Mr. Rallis, 2,565 shares of common stock subject to warrants and 19,798 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of August 17, 2015;

With respect to Mr. Jebsen, 448,283 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of August 17, 2015;

With respect to Mr. Kelley, 446,610 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of August 17, 2015;

With respect to Mr. Proehl, includes 25,000 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of August 17, 2015;

With respect to all officers and directors as a group, includes 10,259 shares of common stock subject to warrants and 1,011,342 shares of common stock subject to options that are vested, vesting, convertible, or exercisable, as applicable, within 60 days of August 17, 2015.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

Issuance of Convertible Note and Warrants to OXBT Fund

On June 16, 2011, we entered into a Convertible Note and Warrant Purchase Agreement (the “OXBT Fund Agreement”) with OXBT Fund, pursuant to which the we agreed to issue and sell to OXBT Fund in a private placement (the “OXBT Fund Transaction”) a subordinated convertible promissory note (the “OXBT Fund Note”) with a principal amount of $4,600,000 and warrants (the “OXBT Fund Warrants”) to purchase an aggregate of 101,996 shares of our common stock.  Mr. Pepin is a co-founder of EOS, an investment company, which serves as the investment manager and managing director of OXBT Fund. The closing of the OXBT Fund Transaction occurred on July 1, 2011.

Interest on the OXBT Fund Note will accrue at a rate of 15% annually and will be paid in quarterly installments commencing on the third month anniversary of issuance. The OXBT Fund Note will mature 36 months from the date of issuance. The OXBT Fund Note may be converted into shares of common stock at a conversion price of $45.10 per share (subject to adjustment for stock splits, dividends and combinations, recapitalizations and the like) (the “Conversion Price”) at any time, in whole or in part, at any time at the option of the holder(s) of the OXBT Fund Note. The OXBT Fund Note also will automatically convert into shares of common stock at the Conversion Price at the election of a majority-in-interest of the holders of notes issued under the OXBT Fund Agreement or upon the acquisition or sale of all or substantially all of our assets. We may make each applicable interest payment or payment of principal in cash, shares of common stock at the Conversion Price, or any combination thereof. We may elect to prepay all or any portion of the OXBT Fund Note without prepayment penalties only with the approval of a majority-in-interest of the note holder(s) under the OXBT Fund Agreement at the time of the election.   The OXBT Fund Note contains various events of default such as failing to timely make any payment under the OXBT Fund Note when due, which may result in all outstanding obligations under the OXBT Fund Note becoming immediately due and payable.

The OXBT Fund Warrants were issued in three approximately equal tranches, with exercise prices of $43, $52 and $57, respectively, per share of common stock (in each case subject to adjustment for stock splits, dividends and combinations, recapitalizations and the like). The OXBT Fund Warrants are exercisable on or after the date of issuance and expire on the earlier to occur of the five year anniversary of the date of issuance or an acquisition or sale of all or substantially all of our assets. The exercise prices of shares of common stock underlying the OXBT Fund Warrants are subject to adjustment in the event of future issuances of common stock or equivalents by us at a price less than the applicable exercise price, but in no event shall a OXBT Fund Warrant exercise price be adjusted to less than $45.10 per share (subject to adjustment for stock splits, dividends and combinations, recapitalizations and the like) of common stock.

On August 22, 2013, the outstanding balance of the OXBT Fund Note was cancelled in connection with our issuance of Series D Preferred Stock and Series D Warrants (each as defined and described below).

Issuance of Series C 8% Convertible Preferred Stock and Warrants

On July 21, 2013, we closed a public offering of an aggregate of approximately $5.4 million of shares of our Series C 8% convertible preferred stock (the “Series C Preferred Stock”), which are convertible into a combined total of 2,753,348 shares of common stock.  In connection with the purchase of shares of Preferred Stock in the Offering, each Investor received a warrant to purchase a number of shares of common stock equal to 100% of the number of Conversion Shares at an exercise price equal to $2.60 (the “Series C Warrants”).  The initial closing of the sale of these securities occurred on July 23, 2013.  The following directors or their affiliates (collectively, the “Related Series C Investors”) purchased an aggregate of 170 shares of Series C Preferred Stock and related Series C Warrants for a total of $170,000 in connection with the offering: Ronald Blanck, D.O. ($10,000 investment), Anthony DiTonno ($5,000 investment), Chris Rallis ($5,000 investment), and JP SPC 3 obo FGP Private Equity, SP ($150,000 investment), an entity affiliated with Gregory Pepin.

The Series C Preferred Stock accrues dividends at 8% per annum until July 23, 2016, payable quarterly in cash, or provided certain conditions are met, in common stock at 90% of a calculated market price. If the Series C Preferred Stock is converted into common stock prior to July 23, 2016, the holder is entitled to a three-year dividend make-whole payment at the time of conversion. Shares of Series C Preferred Stock have a liquidation preference equal to $1,000 per share and, subject to certain ownership limitations as described below, are convertible at any time at the option of the holder into shares of our common stock at a conversion price of $1.95 per share.  The conversion price is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions.   In addition, the Series C Preferred Stock will be subject to anti-dilution provisions until such time that for at least 25 trading days during any 30 consecutive trading days, the VWAP of our common stock exceeds $4.88 and the daily dollar trading volume exceeds $350,000 per trading day.  If, for at least 20 consecutive trading days, the VWAP of our common stock exceeds $4.88 and the daily dollar trading volume exceeds $350,000 per trading day, we will have the right to require conversion of any or all of the outstanding shares of Series C Preferred Stock into common stock at the then-current conversion price.

Each Series C Warrant is exercisable beginning July 23, 2013 and expires on July 23, 2019.  The exercise price and the number of shares issuable upon exercise of the Series C Warrants are subject to appropriate adjustment in the event of recapitalization events, stock dividends, stock splits, stock combinations, reclassifications, reorganizations or similar events affecting our common stock, and also upon any distributions of assets, including cash, stock or other property to our stockholders.  In addition, the Series C Warrants held by the Related Series C Investors will be subject to anti-dilution provisions until such time that for 25 trading days during any 30 consecutive trading day period, the volume weighted average price of our common stock exceeds $6.50 and the daily dollar trading volume exceeds $350,000 per trading day.

Issuance of Series D 8% Convertible Preferred Stock and Warrants

On August 7, 2013, we entered into a Securities Purchase Agreement with OXBT Fund providing for the private placement (the “Series D Offering”) by the Company of an aggregate of $4.6 million of shares of the Company’s Series D 8% convertible preferred stock (the “Series D Preferred Stock”), which are convertible into a combined total of 2,358,974 shares of common stock.  On August 22, 2013, the Series D Offering closed.  In connection with the purchase of shares of Series D Preferred Stock, OXBT Fund received a warrant to purchase 2,358,975 shares of common stock at an exercise price equal to $2.60 (the “Series D Warrants”). As consideration for the sale of the Series D Preferred Stock and Series D Warrant, $4.6 million in outstanding principal amount of the OXBT Fund Note was cancelled. Pursuant to the terms of a lock-up agreement executed prior to the closing, OXBT Fund and its affiliates are prohibited from engaging in certain transactions with respect to shares of our common stock and common stock equivalents until such time as the lead investor our offering of Series C Preferred Stock ceases to own at least 25% of the shares of Series C Preferred Stock originally issued to such investor.

The rights, preferences and privileges of the Series D Preferred Stock are set forth in a Certificate of Designation of Series D 8% Convertible Preferred Stock (the “Series D Certificate of Designations”) that we filed with the Secretary of State of the State of Delaware on August 22, 2013. The Series D Preferred Stock accrues dividends at 8% per annum until August 22, 2016, payable quarterly in cash, or provided certain conditions are met, in common stock at the conversion price of $1.95 per share. If the Series D Preferred Stock is converted into common stock prior to August 22, 2016, and provided that shareholder approval of the transaction is obtained, the holder is entitled to a three-year dividend make-whole payment at the time of conversion (the “Make-Whole Payment”). Shares of the Series D Preferred Stock have a liquidation preference equal to $1,000 per share and are convertible at any time at the option of the holder into shares of our common stock at a conversion price of $1.95 per share.  The conversion price is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions.   In addition, the Series D Preferred Stock will be subject to anti-dilution provisions until such time that for at least 25 trading days during any 30 consecutive trading days, the VWAP of the Company’s common stock exceeds $4.88 and the daily dollar trading volume exceeds $350,000 per trading day; provided that unless shareholder approval for the transaction is obtained, the conversion price of the Preferred Stock shall not be reduced below $1.635.  If, for at least 20 consecutive trading days, the volume weighted average price of our common stock exceeds $4.88 and the daily dollar trading volume exceeds $350,000 per trading day, we will have the right to require conversion of any or all of the outstanding shares of Series D Preferred Stock into common stock at the then-current conversion price.

Pursuant to the terms of the Series D Certificates of Designations, in the event of our liquidation, dissolution, or winding up, after payment of the liquidation preference to holders of Series C Preferred Stock, holders of the Series D Preferred Stock will be paid before any proceeds are distributed to the holders of our common stock.  Shares of Series D Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the outstanding Series D Preferred Stock will be required to amend the terms of the Series D Preferred Stock.

The Series D Warrant is exercisable beginning on the date of issuance and expires on August 22, 2019.  The exercise price and the number of shares issuable upon exercise of the Series D Warrant are subject to appropriate adjustment in the event of recapitalization events, stock dividends, stock splits, stock combinations, reclassifications, reorganizations or similar events affecting our common stock, and also upon any distributions of assets, including cash, stock or other property to our stockholders.  In addition, if shareholder approval for the transaction is obtained, the Series D Warrant will be subject to anti-dilution provisions until such time that for 25 trading days during any 30 consecutive trading day period, the volume weighted average price of our common stock exceeds $6.50 and the daily dollar trading volume exceeds $350,000 per trading day

Acquisition of Phyxius Pharma, Inc.

On October 21, 2013, our company, Life Newco, Inc., our wholly owned subsidiary (“Acquisition Sub”), Phyxius, and the stockholders of Phyxius (the “Phyxius Stockholders”), entered into an Asset Purchase Agreement (the “Purchase Agreement”), whereby the Acquisition Sub agreed to acquire (the “Acquisition”) certain assets (the “Purchased Assets”) relating to Phyxius’ license to certain levosimendan product rights in North America, in consideration for shares of our common stock and shares of our Series E convertible preferred stock (“Series E Preferred Stock”).  On November 13, 2013, the Acquisition closed, and we, through our wholly owned subsidiary, Acquisition Sub, acquired the Purchased Assets pursuant to the Purchase Agreement.

In connection with the closing of the Acquisition, the Phyxius Stockholders received 1,366,844 shares of our common stock that had a total fair value of approximately $8.7 million based on the closing market price on November 13, 2013, the acquisition date, and 32,992 shares of our Series E Preferred Stock, which was convertible into an aggregate of 3,299,200 shares of common stock that had a total fair value of approximately $15.3 million.

The rights, preferences and privileges of the Series E Preferred Stock are set forth in the Certificate of Designation of Series E Convertible Preferred Stock (the “Series E Certificate of Designations”) that we filed with the Secretary of State of the State of Delaware on November 13, 2013.  Each share of Series E Preferred Stock automatically converted into 100 shares of common stock following receipt of stockholder approval for the transaction at the special meeting of stockholders held on March 13, 2014.  Approximately 11% of the shares of converted common stock vested immediately upon receipt of stockholder approval for the transaction, while the remainder vested upon the closing of our underwritten offering of 9,285,714 shares of common stock on March 21, 2014, which resulted in net proceeds of approximately $55 million.

In connection with the closing of the Acquisition, Phyxius’ co-founder, Chief Executive Officer and stockholder, John Kelley, became our Chief Executive Officer and two other Phyxius Stockholders, Doug Randall and Douglas Hay, PhD became employees of our company as Vice President, Business and Commercial Operations and Vice President, Regulatory Affairs, respectively.  In addition, Mr. Kelley was subsequently appointed to our Board of Directors, and Gerald T. Proehl, a designee of the Phyxius Stockholders, was appointed to the Board of Directors on April 3, 2014 following receipt of stockholder approval for the transaction.  Pursuant to the Purchase Agreement, we also agreed to propose that our stockholders approve an amendment to our 1999 Amended Stock Plan to increase the amount of stock options authorized for issuance under the 1999 Amended Stock Plan to not less than 4,000,000 shares of common stock. On March 13, 2014, we received stockholder approval to increase the option plan. In accordance with terms of the Acquisition, we issued an aggregate of 3,572,880 stock options with a grant date fair value of $15,818,512, to Mr. Kelley, Mr. Jebsen, Mr. Randall and Mr. Hay.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The members of our Board of Directors, our executive officers, and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires them to file reports with respect to their ownership of our common stock and their transactions in such common stock.

Based solely upon our review of the Section 16(a) reports in our records for fiscal 2015 transactions in our common stock, we believe that during the fiscal year ended April 30, 2015 the Company’s officers, directors and greater than 10% owners timely filed all reports they were required to file under Section 16(a), except that: 3 reports, covering a total of 3 transactions, were filed late by Mr. Jebsen.

PROPOSAL 2:   APPROVAL OF AMENDMENT NO. 3 TO THE 1999 AMENDED STOCK PLAN

On August 10, 2015, our Board of Directors approved, subject to stockholder approval, Amendment No. 3 to the 1999 Amended Stock Plan, to increase the number of shares of common stock authorized for issuance to a total of 5,000,000 shares, representing an increase of 1,187,192 shares.  The additional requested shares represent approximately 3.97% of our total outstanding shares as of August 7, 2015.  Based upon our assessment of our anticipated grants under the 1999 Amended Stock Plan, as amended, we believe that the proposed increase in the number of shares will be sufficient to meet our equity compensation requirements for approximately three years from the date of the Annual Meeting.

The purpose of the 1999 Amended Stock Plan is to enable us to provide an incentive to eligible employees, consultants, directors and officers whose present and potential contributions are important to the continued success of the Company, to afford those individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employment the best available talent for the successful conduct of its business.

We are requesting that stockholders approve Amendment No. 3 to the 1999 Amended Stock Plan to satisfy NASDAQ rules relating to equity compensation.  In addition, approval would allow us to qualify additional options for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code and to qualify compensation under the 1999 Amended Stock Plan as performance-based for purposes of Section 162(m). If stockholder approval is not received, the Compensation Committee will reconsider Amendment No. 3 to the 1999 Amended Stock Plan, and the present 1999 Amended Stock Plan, as amended, would remain in effect without such additional amendment.  In addition, if stockholder approval is not received, we may seek to hold additional stockholder meetings until stockholder approval is obtained, which could have a material adverse effect on our liquidity position.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF AMENDMENT NO. 3 TO THE 1999 AMENDED STOCK PLAN.

Summary of the 1999 Amended Stock Plan Features

The following is a brief summary of the 1999 Amended Stock Plan, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3, and is qualified in its entirety by reference to a copy of the 1999 Amended Stock Plan, Amendment No. 1, Amendment No. 2 and Amendment No. 3 attached to this proxy statement as Appendix A.

Description of Awards

The 1999 Amended Stock Plan provides for the grant of stock options, stock purchase rights, stock appreciation rights, and long-term performance awards (collectively “Awards”).

Stock Options.  Optionees receive the right to purchase a specified number of shares of our common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may not be granted at an exercise price less than the fair market value of the common stock on the date of grant. Options may not be granted for a term in excess of ten years. The 1999 Amended Stock Plan permits the Board of Directors to determine the manner of payment of the exercise price of options, including through payment by cash, check or in connection with a “cashless exercise” through a broker, by surrender to the Company of shares of common stock, by delivery of a promissory note, or by any other lawful means.

Stock Purchase Rights.  Stock Purchase Rights entitle recipients to acquire shares of common stock that they may not transfer unless and until the restrictions on the shares of common stock lapse.  Stock Purchase Rights are accepted by the execution of a restricted stock purchase agreement.

Stock Appreciation Rights.  Stock Appreciation Rights (“SARs”) entitle recipients to profit from increase in the value of our common stock, without buying shares.  Like options, SARs benefit the holder when our common stock price increases.  The primary difference is that the recipient is not required to pay an exercise price, but instead just receives the amount of the increase in the form of cash or stock.

Long-term Performance Awards.  Long-term Performance Awards are awards that pay out if the recipient meets or satisfies the performance objectives established by the Compensation Committee for a particular performance period.

Shares Available for Issuance under the 1999 Amended Stock Plan.  The 1999 Amended Stock Plan, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3, will provide for the award to eligible recipients of up to 5,000,000 shares of our common stock to be granted through options, stock purchase rights, stock appreciation rights and long-term performance awards. If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such Award will again be available for grant under the 1999 Amended Stock Plan.

Eligibility of Recipients

Employees, consultants, directors and officers of Tenax Therapeutics are eligible to be granted Awards under the 1999 Amended Stock Plan.  As of August 17, 2015, approximately 12 employees, including 2 executive officers, and 6 non-employee directors were eligible to receive Awards under the 1999 Amended Stock Plan.  In fiscal 2015, we made option grants to our executive officers under the 1999 Amended Stock Plan, and we expect that we will grant additional Awards to them under the 1999 Amended Stock Plan in the future.

For additional information regarding awards made to our named executive officers and directors under the 1999 Amended Stock Plan in fiscal 2015 please see the information described above in the section entitled “Executive and Director Compensation.”

On August 7, 2015, the last reported sale price of our common stock on the NASDAQ Capital Market was $3.55.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that arise with respect to Awards granted under 1999 Amended Stock Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. This summary assumes that all Awards granted under the 1999 Amended Stock Plan are exempt from, or comply with, the rules under Section 409A of the IRC related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or a 50% or more owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options

A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

SARS

A participant will not have income upon the grant of a SAR.  However, a participant will have ordinary income, when a SAR is exercised, to the extent of the difference between the grant price and the value of the stock on the date of exercise.

Restricted Stock

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Internal Revenue Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Long-term Performance Awards

A participant will not have income upon the grant of a long-term performance award.  A participant will recognize ordinary income upon payment of cash or delivery of stock when the conditions of the award are satisfied.  The amount of the ordinary income will be equal to the amount of the cash or the fair market value of the stock.  Any gain or loss recognized upon the sale or exchange of stock generally will be treated as a capital gain or loss.  This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to Tenax Therapeutics

There will be no tax consequences to Tenax Therapeutics except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code.

Plan Awards

The following table sets forth with respect to each individual and group listed below (i) the number of shares of common stock issued or issuable pursuant to stock options granted under the 1999 Amended Stock Plan and (ii) the number of shares underlying restricted stock awards granted under the 1999 Amended Stock Plan, in each case since the 1999 Amended Stock Plan’s inception in September 2009 through August 17, 2015. Any future awards to eligible participants under the 1999 Amended Stock Plan are discretionary and therefore are not determinable at this time. The table does not include grants made under any other compensation plan, and excludes 6,000 options that have expired or been forfeited as of August 17, 2015. Amounts reported are the gross number of shares underlying grants.

Cumulative Grants since Plan Inception

Name and Position	Number of Shares Underlying Options

John P. Kelley Chief Executive Officer	893,220
Michael B. Jebsen, CPA Chief Financial Officer	962,914
Executive Group	1,856,134
Non-Executive Director Group	181,309
Non-Executive Officer Employee Group	1,801,120

PROPOSAL 3:   RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

The Audit Committee has selected Cherry Bekaert LLP as our independent registered public accounting firm for fiscal 2016.  Cherry Bekaert LLP served as our independent registered public accounting firm for fiscal 2015.  Representatives of Cherry Bekaert LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.

Our organizational documents do not require that the stockholders ratify the selection of Cherry Bekaert LLP as our independent registered public accounting firm.  We request such ratification as a matter of good corporate practice.  If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain Cherry Bekaert LLP, but still may retain them.  Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

The aggregate fees billed for professional services by professional accounting firms in fiscal 2015 and fiscal 2014 were as follows:

	2015	2014
Audit fees	$125,973	$180,450
Tax fees(1)	13,600	7,400
Total fees	$139,573	$187,850

(1)	Tax return and related services

It is our Audit and Compliance Committee’s policy and procedure to approve in advance all audit engagement fees and terms and all permitted non-audit services provided by our independent registered public accounting firm. We believe that all audit engagement fees and terms and permitted non-audit services provided by our independent registered public accounting firm as described in the above table were approved in advance by our Audit and Compliance Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF CHERRY BEKAERT LLP, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 4:   ADVISORY (NONBINDING) APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Our executive compensation program is designed to attract and retain the executive talent essential to the achievement of our strategic and operational goals and to create and maintain stockholder value. We believe that our compensation policies and procedures reward our named executive officers for both their performance and our company’s performance, and we believe such compensation policies and procedures create interests for our named executive officers that are strongly aligned with the short- and long-term interests of our stockholders.

As required by Section 14A of the Exchange Act, we are providing our stockholders with an advisory (nonbinding) vote to approve the compensation of our executive officer. This proposal, commonly known as a “Say-on-Pay” proposal, is designed to give you as a stockholder the opportunity to endorse or not endorse our executive compensation program through the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related narrative disclosure.”

When you cast your vote, we urge you to consider the description of our executive compensation program contained in this proxy statement, including in the compensation tables and narrative disclosure, as well as the following factors:

●	Compensation decisions for our named executive officers are made by a committee of independent directors.

●	Our named executive officers’ base salaries did not increase between fiscal 2013 and fiscal 2015.

Because your vote is advisory, it will not be binding upon the Board, it will not overrule any decision by the Board, and it will not create or imply any additional fiduciary duties on the Board or any of its members. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADVISORY (NONBINDING) APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION.

OTHER MATTERS

Other Business

As of the date of this proxy statement, the Board knows of no other matters that may come before the Annual Meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the Annual Meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

Stockholder Proposals

Under certain conditions, stockholders may request us to include a proposal for action at a forthcoming meeting of our stockholders in the proxy materials for such meeting. All stockholder proposals intended to be presented at our 2016 Annual Meeting of Stockholders must be received by us no later than April 19, 2016 for inclusion in the proxy statement and proxy card relating to such meeting.  However, if the date of the 2016 Annual Meeting is changed by more than 30 days from the date of the first anniversary of the 2015 Annual Meeting, then the deadline is a reasonable time before we begin to print and mail our proxy statement for the 2016 Annual Meeting.

In addition, our bylaws require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters that stockholders wish to present for action at an annual meeting of stockholders, other than matters included in our proxy statement. The required notice must be in writing, include the information set forth in the bylaws and be received by our corporate secretary at our principal offices not less than 120 days nor more than 150 days prior to the one-year anniversary of the preceding year’s annual meeting, provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after the one-year anniversary of the preceding year’s annual meeting, a stockholder’s notice must be received not later than 90th day prior to such annual meeting, or if later, the 10th day following the day on which public disclosure of the date of the annual meeting was first made.  The date of our 2016 Annual Meeting of Stockholders has not yet been established, but assuming it is held on September 15, 2016, in order to comply with the time periods set forth in our bylaws, appropriate notice for the 2016 Annual Meeting would need to be provided to our corporate secretary no earlier than April 18, 2016 and no later than May 18, 2016.

Costs of Soliciting Proxies

We will bear the cost of this solicitation, including the preparation, printing, and mailing of the proxy statement, proxy card, and any additional soliciting materials sent by us to stockholders. Our directors, officers, and employees may solicit proxies personally or by telephone without additional compensation. We will also reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding proxy soliciting materials to the beneficial owners.

Availability of Report on Form 10-K

Copies of our Annual Report on Form 10-K for the year ended April 30, 2015, including financial statements and schedules, are available on our website at http://www.tenaxthera.com and will be provided upon written request, without charge, to any person whose proxy is being solicited. Written requests should be made to Tenax Therapeutics, Inc., Attn: Investor Relations, ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560.

Stockholders Sharing the Same Last Name and Address

Only one annual report or proxy statement, as applicable, may be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request a separate copy of the annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy was delivered. Requests for additional copies should be directed to Investor Relations by e-mail addressed to n.hecox@tenaxthera.com, by mail addressed to Tenax Therapeutics, Inc., Attn: Investor Relations, ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560, or by telephone at (919) 855-2100. Stockholders sharing an address and currently receiving a single copy may contact Investor Relations as described above to request that multiple copies be delivered in future years. Stockholders sharing an address and currently receiving multiple copies may request delivery of a single copy in future years by contacting Investor Relations as described above.

REQUESTS FOR DIRECTIONS TO OUR COMPANY’S ANNUAL MEETING

The 2015 Annual Meeting of Stockholders will be held at the offices of Tenax Therapeutics, Inc. located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560 at 9:00 a.m., Eastern Daylight Time. Requests for directions to the meeting location may be directed to Tenax Therapeutics, Inc., Attn: Investor Relations, ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560.

Appendix A

OXYGEN BIOTHERAPEUTICS, INC.
(Formerly Synthetic Blood International, Inc.)

1999 AMENDED STOCK PLAN
(as Amended and Restated on June 17, 2008)

1. Purpose of the Plan. The purpose of the Oxygen Biotherapeutics, Inc. 1999 Stock Plan, as amended and restated on June 17, 2008 (the “Plan”) is to enable Oxygen Biotherapeutics, Inc., to provide an incentive to eligible employees, consultants, directors and officers whose present and potential contributions are important to the continued success of the Company, to afford those individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employment the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) stock options, (b) stock purchase rights, (c) stock appreciation rights, and (d) long-term performance awards.

2. Definitions. As used herein, the following definitions shall apply.

(a) “Administrator” means the Board or such of its Committees as shall be administering the Plan, in accordance with Section 5 of the Plan.

(b) “Applicable Laws” means the legal requirements relating to the administration of stock option plans under applicable securities laws and the Code.

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(e) “Committee” means a Committee appointed by the Board in accordance with Section 5 of the Plan.

(f) “Common Stock” means the Common Stock of the Company.

(g) “Company” means Oxygen Biotherapeutics, Inc., a Delaware corporation, or any successor corporation thereto.

(h) “Consultant” means any person who is engaged by the Company or a Parent or Subsidiary to render consulting or advisory services to such entity (other than as an Employee or a Director).

(i) “Continuous Status as an Employee or Consultant” means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or other bona fide leave of absence approved by the Company, provided, however that if any such leave exceeds ninety (90) days, on the one hundred and eighty-first (181st) day following the commencement of such leave any Incentive Stock Option by an eligible Optionee shall be treated as a Non-statutory Stock Option unless reemployment upon the expiration of such leave is guaranteed by statute or contract; or (ii) transfers between locations of the Company or between the Company, its parent, its subsidiary or its successor. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as service for purposes of determining vesting under the Option Agreement or Stock Purchase Agreement.

(j) “Director” means a member of the Board.

(k) “Disability” means total and permanent disability as defined in Section 22(c)(3) of the Code.

(1) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Employee’s or Consultant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Employee or Consultant) control the management of assets, and any other entity in which these persons (or the Employee or Consultant) own more than fifty percent of the voting interests, including any changes as may be made from time to time to the definition of “Family Member” as promulgated by the Securities and Exchange Commission in connection with the general instructions for Form S-8 promulgated under the Securities Act of 1933, as amended, or any successor form.

(o) “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Stock Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported on the exchange;

(ii) If the Common Stock is quoted on the OTC Bulletin Board, or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported by Bloomberg; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator, without regard to any restriction other than a restriction which, by its terms, will never lapse, and subject to compliance with Section 409A of the Code.

(p) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(q) “Long-Term Performance Award” means an award under Section 9 below. A Long-Term Performance Award shall permit the recipient to receive a cash or stock bonus (as determined by the Administrator) upon satisfaction of such performance factors as are set out in the recipient’s individual grant. Long-Term Performance Awards will be based upon the achievement of Company, Subsidiary and individual performance factors or upon such other criteria as the Administrator may deem appropriate. Notwithstanding the foregoing, a Long-Term Performance award shall not be based on a level of performance that is substantially certain to be met at the time the criteria is established.

(r) “Long-Term Performance Award Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Long-Term Performance Award grant. The Long-Term Performance Award Agreement is subject to the terms and conditions of the Plan.

(s) “Nonstatutory Stock Option” means any Option that is not an Incentive Stock Option.

(t) “Notice of Grant” means a written notice evidencing certain terms and conditions of an individual Option, Stock Purchase Right, SAR or Long-Term Performance Award grant. The Notice of Grant is part of the Option Agreement, the SAR Agreement and the Long-Term Performance Award Agreement.

(u) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v) “Option” means a stock option granted pursuant to the Plan.

(w) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(x) “Option Exchange Program” means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

(y) “Optioned Stock” means the Common Stock subject to an Option or Right.

(z) “Optionee” means an Employee or Consultant who holds an outstanding Option or Right.

(aa) “Outside Director” means a Director of the Company who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 152(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time, and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(bb) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(c) of the Code.

(cc) “Plan” means this 1999 Stock Plan, as amended.

(dd) “Restricted Stock” means shares of Common Stock subject to a Restricted Stock Purchase Agreement acquired pursuant to a grant of Stock Purchase Rights under Section 8 below.

(ee) “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(ff) “Right” means and includes SARs, Long-Term Performance Awards and Stock Purchase Rights granted pursuant to the Plan.

(gg) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor rule thereto, as in effect when discretion is being exercised with respect to the Plan.

(hh) “SAR” means a stock appreciation right granted pursuant to Section 7 of the Plan.

(ii) “SAR Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual SAR grant. The SAR Agreement is subject to the terms and conditions of the Plan.

(jj) “Share” means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(kk) “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 8 of the Plan, as evidenced by a Notice of Grant.

(ll) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Eligibility. Nonstatutory Stock Options and Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Right may be granted additional Options or Rights. However, eligibility in accordance with this Section shall not entitle any person to be granted an Option or Right, or, having been granted an Option or Right, to be granted additional Options of Rights.

4. Shares Subject to the Plan

(a) Issuable Shares. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the total number of shares reserved and available for distribution under the Plan is 12,000,000 shares. Subject to Section 11 of the Plan, if any shares that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Option or Right granted hereunder is forfeited or any such award otherwise terminates prior to the issuance of Common Stock to the participant, the shares that were subject to such Option or Right shall again be available for distribution in connection with future Option or Rights grants under the Plan; provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan.

(b) Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Common Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Common Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Common Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding awards and in the exercise or purchase price per share of any outstanding Awards in order to prevent dilution or enlargement of rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section 4(b) shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option or Right be decreased to an amount less than the par value, if any, of the stock subject to the Option or Right. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

5. Administration.

(a) Composition of Administrator.

(i) Multiple Administrative Bodies. In the discretion of the Board, different Committees may administer the Plan with respect to Employees, Directors and Consultants.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “Outside Directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(v) General. Once a Committee has been appointed pursuant to subsection (ii) or (iii) of this Section 5(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members, remove members (with or without cause) and appoint new members in substitution, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and in the case of a Committee appointed under subsection (iii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(o) of the Plan;

(ii) to select the Consultants and Employees to whom Options and Rights may be granted hereunder;

(iii) to determine whether and to what extent Options and Rights or any combination thereof, are granted hereunder;

(iv) to determine the number of shares of Common Stock to be covered by each Option and Right granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Rights may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Rights or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to construe and interpret the terms of the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

(ix) to determine whether and under what circumstances an Option or Right may be settled in cash instead of Common Stock or Common Stock instead of cash;

(x) to modify or amend each Option or Right (subject to Section 13 of the Plan);

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Right previously granted by the Administrator;

(xii) to institute an Option Exchange Program;

(xiii) to determine the terms and restrictions applicable to Options and Rights and any Restricted Stock; and
(xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all optionees and any other holders of Options or Rights.

(d) Limitations on Grants. No Employee, Director or Consultant will be granted Options or SARs under the Plan to purchase more than 5,000,000 shares over the term of the Plan, provided that, if the number of shares available for issuance under Paragraph 4 of the Plan is increased, the maximum number of options or SARs that any Employee, Director or Consultant may be granted also automatically will increase by an amount equal to 100,000 shares for each additional fiscal year in which shares are allocated for issuance under the Plan.

6. Term of the Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options and/or Rights granted under the Plan have lapsed. However, to the extent required by applicable law, all Options and Rights shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

7. Options and SARs.

(a) Options. The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Non-statutory Stock Options. Each Option shall be evidenced by a Notice of Grant/Option Agreement which shall expressly identify the Options as Incentive Stock Options or as Non-statutory Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. The Notice of Grant/Option Agreement shall govern each Optionee’s rights and obligations with respect to each such particular Option. Without limiting the foregoing, the Administrator may at any time authorize the Company, with the consent of the respective recipients, to issue new Options or Rights in exchange for the surrender and cancellation of outstanding Options or Rights. Option agreements shall contain the following terms and conditions:

(i) Exercise Price; Number of Shares. The per Share exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator; provided, however, that in the case of an Incentive Stock Option, the price shall be no less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted, subject to any additional conditions set out in Section 7(a)(iv) below. The notice of Grant shall specify the number of Shares to which it pertains.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased. The Administrator may specify that an Option may not be exercised until the completion of the service period specified at the time of grant. (Any such period is referred to herein as the “waiting period.”) At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be earlier than the end of the waiting period, if any, nor, in the case of an Incentive Stock Option, later than ten (10) years, from the date of grant.

(iii) Form of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of

(1) cash;

(2) check;

(3) promissory note;

(4) other Shares with (1) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (2) a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised;

(5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or such consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(6) any combination of the foregoing methods of payment; or

(7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(iv) Special Incentive Stock Option Provisions. In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

(1) Dollar Limitation. To the extent that the aggregate Fair Market Value of (a) the Shares with respect to which Options designated as Incentive Stock Options plus (b) the shares of stock of the Company, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and any Parent and subsidiary exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (a) Options shall be taken into account in the order in which they were granted, and (b) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

(2) 10% Shareholder. If any optionee to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424 (d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, then the following special provisions shall be applicable to the Option granted to such individual: the per Share Option price of Shares subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common stock on the date of grant; and the Option shall not have a term in excess of five (5) years from the date of grant.

Except as modified by the preceding provisions of this subsection 7(a)(iv) and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

(v) Non-statutory Option Price. The exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.

(vii) Other Provisions. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

(viii) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

(b) SARs.

(i) In Connection with Options. At the sole discretion of the Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

(1) The SAR shall entitle the Optionee to exercise the SAR by surrendering to the Company unexercised a portion of the related Option. The Optionee shall receive in exchange from the Company an amount equal to the excess of (1) the Fair Market Value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related Option over (2) the exercise price of the Common Stock covered by the surrendered portion of the related Option; provided that a SAR that is granted subsequent to the grant date of a related Option must have a SAR exercise price that is no less than the Fair Market Value of one share of Common Stock on the date of grant of the SAR. Notwithstanding the foregoing, the Administrator may place limits on the amount that may be paid upon exercise of an SAR; provided, however, that such limit shall not restrict the exercisability of the related Option.

(2) When an SAR is exercised, the related Option, to the extent surrendered, shall cease to be exercisable.

(3) An SAR shall be exercisable only when and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

(4) A SAR may only be exercised at a time when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

(ii) Independent of Options. At the sole discretion of the Administrator, SARs may be granted without related Options. The following provisions apply to SARs that are not granted in connection with Options:

(1) The SAR shall entitle the Optionee, by exercising the SAR, to receive from the Company an amount equal to the excess of (1) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (2) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR. In no event shall the exercise price of a SAR be less than 100% of the Fair Market Value per share of Common Stock on the date of grant.

(2) SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Optionee’s SAR agreement.

(iii) Form of Payment. The Company’s obligations arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

(c) Method of Exercise.

(i) Procedure for Exercise, Rights as a Shareholder. Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share. An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement consist of any consideration and method of payment allowable under subsection 7(a)(iii) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of an SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

(ii) Rule 16b-3. Options and SARs granted to individuals subject to Section 16 of the Exchange Act (“Insiders”) may in the discretion of the Administrator, comply with the applicable provisions of Rule 16b-3 and may contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

(iii) Termination of Employment or Consulting Relationship. Subject to Section 18 of the Plan relating to cancellation and rescission of Options and Rights, in the event an Optionee’s Continuous Status as an Employee or Consultant terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option or SAR, but only within such period of time as is determined by the Administrator at the time of grant, not to exceed three (3) months from the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

(iv) Disability of Optionee. In the event an Optionee’s Continuous Status as an Employee or Consultant terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option or SAR, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

(v) Death of Optionee. In the event of an Optionee’s death, the Optionee’s estate or a person who acquired the right to exercise the deceased Optionee’s Option or SAR by bequest or inheritance may exercise the Option or SAR, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of death, and to the extent that the Optionee’s estate or a person who acquired the right to exercise such Option does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

8. Stock Purchase Rights.

(a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

(c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

(d) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights may be, in the discretion of the Administrator, subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3 unless waived in the sole discretion of the Administrator.

(e) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when he or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 11 of the Plan.

9. Long-Term Performance Awards.

(a) Administration. Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone or in addition to other awards granted under the Plan. Such awards shall be granted for no cash consideration. The Administrator shall determine the nature, length and starting date of any performance period (the “Performance Period”) for each Long-Term Performance Award, and shall determine the performance or employment factors, if any, to be used in the determination of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards are valued or have been earned. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Company, Subsidiary, Parent and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long Term Performance Awards shall be confirmed by, and be subject to the terms of a Long-Term Performance Award agreement. The terms of such awards need not be the same with respect to each participant.

At the beginning of each Performance Period, the Administrator may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Common Stock to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long Term Performance Award are met. Such dollar values or number of shares of common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Administrator.

(b) Adjustment of Awards. The Administrator may adjust the performance factors applicable to the Long-Term Performance Awards to take into account changes in legal, accounting and tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.
10. Non-Transferability of Awards. Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee, provided, however, Nonstatutory Stock Options and Rights may be transferred: (i) by gift to a Family Member; (ii) under a domestic relations order in settlement of marital property rights; and (iii) to any entity in which more than fifty percent of the voting interests are owned by Family Members (or the Employee or Consultant) in exchange for an interest in that entity. Any attempted non-permitted transfer shall be void and shall immediately terminate the Non-statutory Stock Option or Right.

11. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall effect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Right would not otherwise be exercisable.

(c) Merger or Asset Sale. Subject to the provisions of paragraph (d) hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Right shall be assumed or an equivalent Option or Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Right shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Right shall be considered assumed if, immediately following the merger or sale of assets, the Option or Right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or Right, for each Share of Optioned Stock subject to the Option or Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(d) Change in Control. In the event of a “Change in Control” of the Company, as defined in paragraph (e) below, then the following acceleration and valuation provisions shall apply:

(i) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, any Options and Rights outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

(ii) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, all outstanding Options and Rights, to the extent they are exercisable and vested (including Options and Rights that shall become exercisable and vested pursuant to subparagraph (i) above), shall be terminated in exchange for a cash payment equal to the Change in Control Price, (reduced by the exercise price, if any, applicable to such Options or Rights). These cash proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option or Right by bequest or inheritance.

(e) Definition of “Change in Control”. For purposes of this Section 11, a “Change in Control” means the happening of any of the following:

(i) When any “person,” as such term is used in Section 13(d) and 14 (d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(ii) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets; or

(iii) A change in the composition of the Board of Directors of the Company occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors.

“Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the shareholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

(f) Change in Control Price. For purposes of this Section 11, “Change in Control Price” shall be, as determined by the Board, (i) the highest Fair Market Value of a Share within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Board (the “60-Day Period”), or (ii) the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period, or (iii) such lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

12. Date of Grant. The date of grant of an Option or Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

13. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

14. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the securities laws of applicable states, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Option or Right, the Company may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares and to provide such other representations and warranties as are necessary to comply with Federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any offering of its Common Stock, if in the opinion of counsel for the Company, such representations are required.

15. Liability of Company.

(a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell Shares as to which such requisite authority shall not have been obtained.

(b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 13 (b) of the Plan.

16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

18. Cancellation and Rescission of Options and Rights.

(a) Conditions for Cancellation and Rescission of Options and Rights. Unless the Option Agreement, SAR Agreement, Long-Term Performance Award Agreement or Restricted Stock Purchase Agreement (collectively the “Stock Award Agreement”) specifies otherwise, the Board may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Option or Right at any time if the participant is not in compliance with all applicable provisions of the Stock Award Agreement and the Plan, or if the participant engages in any “Detrimental Activity.” For purposes of this subsection 18(a), “Detrimental Activity” shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any confidential information or material, as defined in the Company’s confidential information or similar agreement, relating to the business of the Company, acquired by the participant either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, pursuant to the Company’s confidential information or similar agreement, all right, title and interest in any invention or idea, patentable or not, made or conceived by the participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) activity that results in termination of the participant’s employment for cause; (v) a violation of any rules, policies, procedures or guidelines of the Company, including but not limited to the Company’s business conduct or similar guidelines; (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; (vii) the participant being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company; or (viii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company.

(b) Remedies of the Company. In connection with subsection 18(a) herein, upon exercise, payment or delivery pursuant to an Option or Right, the participant shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event a participant engages in a Detrimental Activity prior to, or during the six months after, any exercise, payment or delivery pursuant to an Option or Right, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the participant by the Company.

Adopted by the Board of Directors on October 9, 1999, amended effective June 17, 2008.

AMENDMENT TO
OXYGEN BIOTHERAPEUTICS, INC.
1999 AMENDED STOCK PLAN

This Amendment to the Oxygen Biotherapeutics, Inc. 1999 Amended Stock Plan (the “Amendment”) is made on August 18, 2011, effective as of the time provided below.

WHEREAS, Oxygen Biotherapeutics, Inc. (the “Company”) has heretofore adopted the Oxygen Biotherapeutics, Inc. 1999 Amended Stock Plan (the “Plan”); and

WHEREAS, the Board of Directors of the Company has approved the Amendment contingent upon the approval of the Amendment by the stockholders of the Company.

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to Section 13(a) of the Plan, the Plan is hereby amended as follows, effective as of such time as the Amendment is approved by the stockholders of the Company:

Section 4(a) of the Plan is amended by deleting “12,000,000 shares” in the first sentence thereof and replacing it with “6,000,000 shares (after giving effect to the Company’s 1-for-15 reverse stock split of its Common Stock on November 9, 2009)”

Except as expressly amended hereby, all provisions of the Plan shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

The Amendment shall have no effect until such time as it is approved by the stockholders of the Company.

The provisions of the Amendment shall be governed by and interpreted in accordance with the laws of the State of Delaware.

AMENDMENT NO. 2 TO
OXYGEN BIOTHERAPEUTICS, INC.
1999 AMENDED STOCK PLAN

This Amendment No. 2 to the Oxygen Biotherapeutics, Inc. 1999 Amended Stock Plan (the “Amendment”) is made on November 13, 2013, effective as of the time provided below.

WHEREAS, Oxygen Biotherapeutics, Inc. (the “Company”) has heretofore adopted the Oxygen Biotherapeutics, Inc. 1999 Amended Stock Plan, as subsequently amended (the “Plan”); and

WHEREAS, the Board of Directors of the Company has approved the Amendment contingent upon the approval of the Amendment by the stockholders of the Company.

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to Section 13(a) of the Plan, the Plan is hereby amended as follows, effective as of such time as the Amendment is approved by the stockholders of the Company:

Section 4(a) of the Plan is amended by deleting “6,000,000 shares (after giving effect to the Company’s 1-for-15 reverse stock split of its Common Stock on November 9, 2009)” in the first sentence thereof and replacing it with “4,000,000 (after giving effect to the Company’s 1-for-20 reverse stock split of its Common Stock on May 10, 2013).”

Except as expressly amended hereby, all provisions of the Plan shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

The Amendment shall have no effect until such time as it is approved by the stockholders of the Company.

The provisions of the Amendment shall be governed by and interpreted in accordance with the laws of the State of Delaware.

AMENDMENT NO. 3 TO
TENAX THERAPEUTICS, INC.
1999 AMENDED STOCK PLAN

This Amendment No. 3 (the “Amendment”) to the Tenax Therapeutics, Inc. (formerly Oxygen Biotherapeutics, Inc.) 1999 Amended Stock Plan is made on August 10, 2015, effective as of the time provided below.

WHEREAS, Tenax Therapeutics, Inc. (the “Company”) has heretofore adopted the Tenax Therapeutics, Inc. 1999 Amended Stock Plan, as subsequently amended (the “Plan”);

WHEREAS, the Company has previously changed its name to Tenax Therapeutics, Inc. from Oxygen Biotherapeutics, Inc.; and

WHEREAS, the Board of Directors of the Company has approved the Amendment contingent upon the approval of the Amendment by the stockholders of the Company.

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to Section 13(a) of the Plan, the Plan is hereby amended as follows, effective as of such time as the Amendment is approved by the stockholders of the Company:

Section 4(a) of the Plan is amended by deleting “4,000,000 (after giving effect to the Company’s 1-for-20 reverse stock split of its Common Stock on May 10, 2013)” in the first sentence thereof and replacing it with “5,000,000.”

All references in the Plan to Oxygen Biotherapeutics, Inc. 1999 Amended Stock Plan are hereby deleted and replaced with Tenax Therapeutics, Inc. 1999 Amended Stock Plan and henceforward, the Plan shall be referred to as the Tenax Therapeutics, Inc. 1999 Amended Stock Plan.

Except as expressly amended hereby, all provisions of the Plan shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

The Amendment shall have no effect until such time as it is approved by the stockholders of the Company.

The provisions of the Amendment shall be governed by and interpreted in accordance with the laws of the State of Delaware.

TENAX THERAPEUTICS, INC. ONE COPLEY PARKWAY, SUITE 490 MORRISVILLE, NC 27560
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59

P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS    PROXY CARD    IS  VALID   ONLY    WHEN   SIGNED   AND    DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
Nominees

01 Ronald R. Blanck, DO	02 Anthony DiTonno	03 John P. Kelley	04 Gregory Pepin	05 Gerald T. Proehl
06 Chris A. Rallis	07 James Mitchum

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

		For	Against	Abstain

2.	To approve Amendment No. 3 to our 1999 Amended Stock Plan to increase the number of shares authorized for issuance thereunder

3.	The ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2016

4.	The advisory (nonbinding) approval of named executive officer compensation

NOTE: At the Annual Meeting we may transact such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign.
If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at  www.proxyvote.com .

TENAX THERAPEUTICS, INC. Annual
Meeting of Stockholders September
15, 2015 9:00 AM EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) John Kelley and Michael Jebsen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of TENAX THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 09:00 AM, EDT on 9/15/2015, at the offices of Tenax Therapeutics, Inc., One Copley Parkway, Suite 490, Morrisville, NC 27560, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side